10 (i)(f)

PURCHASE AND SALE CONTRACT

AMONG

SHELTER PROPERTIES III LIMITED PARTNERSHIP,

a South Carolina limited partnership,

SPARTANBURG-OXFORD LIMITED PARTNERSHIP,

a Maryland limited partnership,

DAVIDSON INCOME REAL ESTATE, L.P.,

a Delaware limited partnership,

PELHAM PLACE L.P.,

a Southern Carolina limited partnership,

GREENVILLE-OXFORD ASSOCIATES LIMITED PARTNERSHIP,

a Maryland limited partnership,

WINDRIDGE-OXFORD ASSOCIATES LIMITED PARTNERSHIP,

a Maryland limited partnership,

SHELTER PROPERTIES I LIMITED PARTNERSHIP,

a South Carolina limited partnership,

LONG CREEK-OXFORD ASSOCIATES LIMITED PARTNERSHIP,

a Maryland limited partnership,

MONROE-OXFORD ASSOCIATES LIMITED PARTNERSHIP,

a Maryland limited partnership,

and

TREESLOPE APARTMENTS, A LIMITED PARTNERSHIP,

a South Carolina limited partnership,

AS SELLERS

AND

NORTHVIEW REALTY GROUP, INC.,

a Canadian Corporation

AS PURCHASER

TABLE OF CONTENTS

                                                                                                                                                                                                    PAGE

ARTICLE I

DEFINED TERMS

1

ARTICLE II

PURCHASE AND SALE, PURCHASE PRICE & DEPOSIT

9

2.1

Purchase and Sale

9

2.2

Purchase Price and Deposit

9

2.3

Escrow Provisions Regarding Deposit

10

ARTICLE III

FEASIBILITY PERIOD

11

3.1

Feasibility Period

11

3.2

Expiration of Feasibility Period

11

3.3

Conduct of Investigation

12

3.4

Purchaser Indemnification

12

3.5

Property Materials

13

3.6

Property Contracts

14

ARTICLE IV

TITLE

15

4.1

Title Documents

15

4.2

Survey

15

4.3

Objection and Response Process

16

4.4

Permitted Exceptions

16

4.5

Existing Deed of Trust/Purchaser Financing

17

4.6

Intentionally Omitted

17

4.7

HUD Approval; HAP Approval; HAP Voucher Approval

17

ARTICLE V

CLOSING

25

5.1

Closing Date

25

5.2

Seller Closing Deliveries

25

5.3

Purchaser Closing Deliveries

27

5.4

Closing Prorations and Adjustments

28

5.5

Post Closing Adjustments

33

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER

33

6.1

Seller's Representations

33

6.2

AS-IS

34

6.3

Survival of Seller's Representations

35

6.4

Definition of Seller's Knowledge

36

6.5

Representations And Warranties Of Purchaser

36

ARTICLE VII

OPERATION OF THE PROPERTIES

37

7.1

Leases and Property Contracts

37

7.2

General Operation of Property

38

7.3

Liens

38

7.4

Pre-Closing Improvements

38

ARTICLE VIII

CONDITIONS PRECEDENT TO CLOSING

38

8.1

Purchaser's Conditions to Closing

38

8.2

Sellers' Conditions to Closing

39

ARTICLE IX

BROKERAGE

40

9.1

Indemnity

40

9.2

[Intentionally left blank]

41

9.3

[Intentionally left blank]

41

ARTICLE X

DEFAULTS AND REMEDIES

41

10.1

Purchaser Default

41

10.2

Seller Default

41

ARTICLE XI

RISK OF LOSS OR CASUALTY

42

11.1

Major Damage

42

11.2

Minor Damage

43

11.3

Repairs

43

ARTICLE XII

EMINENT DOMAIN

44

12.1

Eminent Domain

44

ARTICLE XIII

MISCELLANEOUS

44

13.1

Binding Effect of Contract

44

13.2

Exhibits And Schedules

44

13.3

Assignability

44

13.4

Binding Effect

45

13.5

Captions

45

13.6

Number And Gender Of Words

45

13.7

Notices

45

13.8

Governing Law And Venue

47

13.9

Entire Agreement

47

13.10

Amendments

47

13.11

Severability

47

13.12

Multiple Counterparts/Facsimile Signatures

47

13.13

Construction

47

13.14

Confidentiality

48

13.15

Time Of The Essence

48

13.16

Waiver

48

13.17

Attorneys Fees

48

13.18

Time Periods

48

13.19

1031 Exchange

48

13.20

No Personal Liability of Officers, Trustees or Directors of Seller's Partners

49

13.21

No Exclusive Negotiations

49

13.22

ADA Disclosure

49

13.23

No Recording

50

13.24

Relationship of Parties

50

13.25

Dispute Resolution

50

13.26

AIMCO Marks

50

13.27

Non-Solicitation of Employees

51

13.28

Survival

51

13.29

Multiple Purchasers

51

13.30

Sellers' Several Obligations

51

13.31

Obligation to Close on all Properties

52

ARTICLE XIV

LEAD–BASED PAINT DISCLOSURE

52

14.1

Disclosure

52

14.2

Consent Agreement – Pre-1978 Certified

52

PURCHASE AND SALE CONTRACT

THIS PURCHASE AND SALE CONTRACT (this "Contract") is entered into as of the 23rd day of May, 2007 (the "Effective Date"), by the selling parties identified on Schedule A (the "Seller Information Schedule") having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (individually a "Seller" and collectively "Sellers"), and NORTHVIEW REALTY GROUP, INC., a Canadian corporation, having a principal address at 550 Sherbrooke, Suite 1480, Montreal, QC, Canada H3A 1B9 ("Purchaser").

NOW, THEREFORE, in consideration of mutual covenants set forth herein, Sellers and Purchaser hereby agree as follows:

RECITALS

A.

Each Seller owns the real estate commonly known as and identified by the "Community Name" listed on the Seller Information Schedule and as more particularly described in Exhibits A-1 to A-11 attached hereto and made a part hereof, and the improvements thereon.

B.

Purchaser desires to purchase, and each Seller desires to sell, the land, improvements and certain associated property described in this Contract on the terms and conditions set forth below.

ARTICLE I
DEFINED TERMS

1.1

Unless otherwise defined herein, any term with its initial letter capitalized in this Contract shall have the meaning set forth in this ARTICLE 1.

1.1.1

"ADA" shall have the meaning set forth in Section 13.22.

1.1.2

"Additional Deposit" shall have the meaning set forth in Section 2.2.2.

1.1.3

"AIMCO" means Apartment Investment and Management Company.

1.1.4

"AIMCO Marks" means all words, phrases, slogans, materials, software, proprietary systems, trade secrets, proprietary information and lists, and other intellectual property owned or used by a Seller, its Property Manager, or AIMCO in the marketing, operation or use of a Property (or in the marketing, operation or use of any other properties managed by the Property Manager or owned by AIMCO or an affiliate of either Property Manager or AIMCO).

1.1.5

"Applicable Share" means a fraction, the numerator of which is the Property's Purchase Price set forth on the Seller Information Schedule, and the denominator of which is the aggregate of all Purchase Prices.

1.1.6

"Assignment of HAP Contract" shall have the meaning set forth in Section 5.2.11.

1.1.7

[Intentionally left blank]

1.1.8

[Intentionally left blank]

1.1.9

[Intentionally left blank]

1.1.10

[Intentionally left blank]

1.1.11

[Intentionally left blank]

1.1.12

"Broker" shall have the meaning set forth in Section 9.1.

1.1.13

"Business Day" means any day other than a Saturday or Sunday or Federal holiday or legal holiday in the States of Colorado, Texas, South Carolina or North Carolina.

1.1.14

"Closing" means the consummation of the purchase and sale and related transactions contemplated by this Contract in accordance with the terms and conditions of this Contract.

1.1.15

"Closing Date" means the date on which date the Closing of the conveyance of the Properties is required to be held pursuant to Section 5.1.

1.1.16

"Code" shall have the meaning set forth in Section 2.3.6.

1.1.17

"Consent Agreement" shall have the meaning set forth in Section 14.2.

1.1.18

"Consultants" shall have the meaning set forth in Section 3.1.

1.1.19

"Damage Notice" shall have the meaning set forth in Section 11.1.

1.1.20

"Deed" shall have the meaning set forth in Section 5.2.1.

1.1.21

"Deed of Trust" means any deeds of trust and/or mortgages which secure a Note against a Payoff Property.

1.1.22

"Deposit" means, to the extent actually deposited by Purchaser with Escrow Agent, the Initial Deposit and the Additional Deposit.

1.1.23

"Escrow Agent" shall have the meaning set forth in Section 2.2.1.

1.1.24

"Excluded Permits" means, with respect to each Property, those Permits which, under applicable law, are nontransferable and such other Permits, if any, as may be designated as Excluded Permits on the Seller Information Schedule.

1.1.25

"Existing Survey" shall have the meaning set forth in Section 4.2.

1.1.26

"Feasibility Period" shall have the meaning set forth in Section 3.1.

1.1.27

"FHA " shall have the meaning set forth in Section 13.22.

1.1.28

"Final Response Deadline" shall have the meaning set forth in Section 4.3.

1.1.29

"Fixtures and Tangible Personal Property" means, with respect to each Property, all fixtures, furniture, furnishings, fittings, equipment, machinery, apparatus, appliances and other articles of tangible personal property located on such Property as of the Effective Date and used or usable in connection with the occupation or operation of all or any part of such Property, but only to the extent transferable.  The term "Fixtures and Tangible Personal Property" does not include (a) equipment leased by the applicable Seller and the interest of the applicable Seller in any equipment provided to its Property for use, but not owned or leased by such Seller, or (b) property owned or leased by any Tenant or guest, employee or other person furnishing goods or services to such Property, or (c) property and equipment owned by the applicable Seller, which in the ordinary course of business of such Property is not used exclusively for the business, operation or management of such Property, or (d) the property and equipment, if any, expressly identified in Schedule 1.1.29 or listed on the Seller Information Schedule as "Excluded FF&E."

1.1.30

"General Assignment" shall have the meaning set forth in Section 5.2.3.

1.1.31

"Good Funds" shall have the meaning set forth in Section 2.2.1.

1.1.32

"HAP Assumption" shall have the meaning set forth in Section 4.7.4.1.

1.1.33

"HAP Contract" shall mean any Housing Assistance Payments Contract by which rent subsidies under Section 8 of the United States Housing Act of 1937, as amended, are provided to the Property, as such contract may be amended from time to time.

1.1.34

"HAP Properties" means Riverwinds at St. Andrews and West Winds.

1.1.35

"HAP Sellers" means the Riverwinds at St. Andrews Seller and the West Winds Seller.

1.1.36

"HAP Voucher Approval" shall have the meaning set forth in Section 4.7.14.1.

1.1.37

"HAP Voucher Assumption" shall have the meaning set forth in Section 4.7.4.2.

1.1.38

"HAP Voucher Assumption Application" shall have the meaning set forth in Section 4.7.14.1.

1.1.39

"HAP Voucher Contract" shall mean any Housing Assistance Payment Contract which regulates Section 8 payments to the Property under existing vouchers issued by the applicable local housing authority (the "Housing Authority").

1.1.40

"Housing Authority Requirements" shall have the meaning set forth in Section 4.7.14.1.

1.1.41

"HUD" means the United States Department of Housing and Urban Development.

1.1.42

"HUD Application" shall mean any application required to be submitted to HUD in order to obtain HUD Approval.

1.1.43

"HUD Approval" shall mean any approval required to be obtained from HUD in order to consummate the Closing, including, but not limited to, any approval of an assignment of a HAP Contract.

1.1.44

"Improvements" means all buildings and improvements located on the Land corresponding to each Property, taken "as is."

1.1.45

"Initial Deposit" shall have the meaning set forth in Section 2.2.1.

1.1.46

"Land" means, with respect to each Property, the corresponding tract of land described on Exhibits A-1 to A-11, and all rights, privileges and appurtenances pertaining thereto.

1.1.47

"LBP Report" means, with respect to a Property, the report identified on the Seller Information Schedule, prepared by the consultant identified therein with respect to lead-based paint.

1.1.48

"Lease(s)" means, with respect to each Property, the interest of the applicable Seller in and to all leases, subleases and other occupancy contracts, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to such Seller's Property and which are in force as of the Closing Date for the applicable Property.

1.1.49

"Leases Assignment" shall have the meaning set forth in Section 5.2.4.

1.1.50

"Lender" means, with respect to each Property, those "Lenders" identified on the Seller Information Schedule, each of whose servicer, if any, also is identified on the Seller Information Schedule.

1.1.51

[Intentionally left blank].

1.1.52

"Loan" means the indebtedness owing to Lender evidenced by a Note.

1.1.53

[Intentionally left blank]

1.1.54

[Intentionally left blank]

1.1.55

[Intentionally left blank]

1.1.56

[Intentionally left blank]

1.1.57

"Loan Payoff" shall have the meaning set forth in Section 5.4.7.

1.1.58

"Losses" shall have the meaning set forth in Section 3.4.1.

1.1.59

"LURA Properties" shall mean the Hunt Club and North Slope Properties.

1.1.60

"LURA Sellers" shall mean the Hunt Club and North Slope Sellers.

1.1.61

"Material Item" means either (a) a hazardous environmental condition, or (b) title or survey defect, having a material and adverse effect on the operation or marketability of a Property.  For purposes of the foregoing, an item shall be deemed to have a "material and adverse effect" only if such item has a quantifiable and measurable obligation, liability, or expense in excess of $100,000 for any Property, or when taken together with all other Material Items on all other Properties, would have a value in excess of $1,100,000 for all Properties.

1.1.62

"Materials" shall have the meaning set forth in Section 3.5.

1.1.63

"Materials Deposit" shall mean that portion of the Deposit in the amount of $75,000 which shall not be returned to Purchaser (if Purchaser is otherwise entitled to the return of the Deposit), until all Third Party Reports and information and Materials provided to Purchaser have been returned to Seller.

1.1.64

"Miscellaneous Property Assets" means, with respect to each Property (including, without limitation, rights under any HAP Contract or HAP Voucher Contract), all contract rights, leases, concessions, warranties, plans, drawings and other items of intangible personal property relating to the ownership or operation of a Property and owned by its respective Seller, excluding, however, with respect to each Property (a) receivables, (b) Property Contracts, (c) Leases, (d) Permits, (e) cash or other funds, whether in petty cash or house "banks," or on deposit in bank accounts or in transit for deposit, (f) refunds, rebates or other claims, or any interest thereon, for periods or events occurring prior to the Closing Date, (g) utility and similar deposits, (h) insurance or other prepaid items, (i) such Seller's proprietary books and records, or (j) any right, title or interest in or to the AIMCO Marks, or (k) HAP Contract subsidy payments accrued up to the Closing Date.  The term "Miscellaneous Property Assets" also shall include all of the applicable Seller's rights, if any, in and to the name "Community Name" identified in the Seller Information Schedule as it relates solely to use in connection with the applicable Property (and not with respect to any other property owned or managed by any Seller, Property Manager, AIMCO, or their respective affiliates).

1.1.65

"Non-Refundable Initial Deposit Component" shall have the meaning set forth in Section 2.2.1.

1.1.66

"Note" means, with respect to each Property, the promissory note(s) identified in the Seller Information Schedule.

1.1.67

"Objection Deadline" shall have the meaning set forth in Section 4.3.

1.1.68

"Objection Notice" shall have the meaning set forth in Section 4.3.

1.1.69

"Objections" shall have the meaning set forth in Section 4.3.

1.1.70

"Payoff Property" means those Properties for which the Loan will be paid off at Closing and identified as a Payoff Property on the Seller Information Schedule.

1.1.71

"Permits" means, with respect to each Property, all licenses and permits granted by any governmental authority having jurisdiction over such Property and required in order to own and operate such Property.

1.1.72

"Permitted Exceptions" shall have the meaning set forth in Section 4.4.

1.1.73

"Prohibited Person" means any of the following:  (a) a person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, Executive Order No. 13224 on Terrorist Financing (effective September 24, 2001) (the "Executive Order"); (b) a person or entity owned or controlled by, or acting for or on behalf of any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (c) a person or entity that is named as a "specially designated national" or "blocked person" on the most current list published by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC") at its official website, http://www.treas.gov/offices/enforcement/ofac; (d) a person or entity that is otherwise the target of any economic sanctions program currently administered by OFAC; or (e) a person or entity that is affiliated with any person or entity identified in clause (a), (b), (c) and/or (d) above.

1.1.74

"Property" means (a) the Land and Improvements and all rights of the applicable Seller, if any, in and to all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to such Land and Improvements, (b) the Property Contracts, Leases, Permits (other than Excluded Permits), and the right, if any, of the applicable Seller in and to the Fixtures and Tangible Personal Property related to such Land and Improvements, and (c) the Miscellaneous Property Assets owned by the applicable Seller which are located on such Land and Improvements and used in its operation.

1.1.75

"Property Contracts" means, with respect to each Property, all contracts, agreements, equipment leases, purchase orders, maintenance, service, or utility contracts and similar contracts, excluding Leases, regardless of whether entered into by the applicable Seller, the applicable Property Manager, or an affiliate of either, which relate to the ownership, maintenance, construction or repair and/or operation of such Property, whether or not assignable by their terms, but not including (a) any national contracts entered into by the applicable Seller, Property Manager, or AIMCO with respect to the applicable Property (i) which terminate automatically upon transfer of such Property by such Seller, or (ii) which such Seller, in Seller's sole discretion, elects to terminate with respect to such Property effective as of the Closing Date, (b) any property management contract for such Property, or (c) any HAP Contract or HAP Voucher Contract.

1.1.76

"Property Contracts Notice" shall have the meaning set forth in Section 3.6.

1.1.77

"Property Manager" means the current property manager of each Property.

1.1.78

"Proration Schedule" shall have the meaning set forth in Section 5.4.1.

1.1.79

"Purchase Price" shall have the meaning set forth in Section 2.2.

1.1.80

"Records Disposal Notice" shall have the meaning set forth in Section 5.4.13.

1.1.81

"Records Hold Period" shall have the meaning set forth in Section 5.4.13.

1.1.82

"Refundable Initial Deposit Component" shall have the meaning set forth in Section 2.2.1.

1.1.83

"Regional Property Manager" means, with respect to each Property, the individual identified in the Seller Information Schedule.

1.1.84

"Reinstatement Notice" shall have the meaning set forth in Section 8.1.

1.1.85

"Remediation" shall have the meaning set forth in Section  14.2.

1.1.86

"Required Assignment Consent" shall have the meaning set forth in Section  3.6.

1.1.87

"Required Loan Fund Amounts" shall have the meaning set forth in Section 4.6.6.

1.1.88

"Residual Receipts Account" shall have the meaning set forth in Section 4.7.10.

1.1.89

"Response Deadline" shall have the meaning set forth in Section 4.3.

1.1.90

"Response Notice" shall have the meaning set forth in Section 4.3.

1.1.91

"Restriction Properties" means Riverwinds at St. Andrews, West Winds, Hunt Club and North Slope.

1.1.92

"Restriction Sellers" means the Riverwinds at St. Andrews, West Winds, Hunt Club and North Slope Sellers.

1.1.93

"Seller-Provided Notice" shall have the meaning set forth in Section 4.7.7.

1.1.94

"Seller's Indemnified Parties" shall have the meaning set forth in Section  3.4.1.

1.1.95

"Seller Information Schedule" shall have the meaning set forth in the introductory paragraph.

1.1.96

"Seller's Property-Related Files and Records" shall have the meaning set forth in Section 5.4.13.

1.1.97

"Seller's Representations" shall have the meaning set forth in Section 6.1.

1.1.98

"Seller's Representative" means AIMCO.

1.1.99

"Specific AIMCO Provisions" shall have the meaning set forth in Section 4.6.2.

1.1.100

"Survey" shall have the meaning ascribed thereto in Section 4.2.

1.1.101

"Survival Period" shall have the meaning set forth in Section 6.3.

1.1.102

"Survival Provisions" shall have the meaning set forth in Section 13.28.

1.1.103

"Tax Appeal Properties" means Essex Park, Quail Hollow, Riverwinds at St. Andrews, and West Winds.

1.1.104

"Tax Appeal Sellers" means the Essex Park, Quail Hollow, Riverwinds at St. Andrews, and West Winds Sellers.

1.1.105

"Tenant" means any person or entity entitled to occupy any portion of the applicable Property under a Lease.

1.1.106

"Tenant Deposits" means, with respect to a Property, all security deposits, prepaid rentals, cleaning fees and other refundable deposits and fees collected from Tenants, plus any interest accrued thereon, paid by Tenants to the applicable Seller pursuant to its Leases.  Tenant Deposits shall not include any non-refundable deposits or fees paid by Tenants to the applicable Seller, either pursuant to the Leases or otherwise.

1.1.107

"Tenant Security Deposit Balance" shall have the meaning set forth in Section 5.4.6.2.

1.1.108

"Terminated Contracts" shall have the meaning set forth in Section 3.6.

1.1.109

"Termination Notice" shall have the meaning set forth in Section 8.1.

1.1.110

"Testing" shall have the meaning set forth in Section 14.2.

1.1.111

"Third-Party Reports" means any reports, studies or other information prepared or compiled for Purchaser by any Consultant or other third-party in connection with Purchaser's investigation of a Property.

1.1.112

"Title Commitment" shall have the meaning ascribed thereto in Section 4.1.

1.1.113

"Title Documents" shall have the meaning set forth in Section  4.1.

1.1.114

"Title Insurer" shall have the meaning set forth in Section 2.2.1.

1.1.115

"Title Policy" shall have the meaning set forth in Section  4.1.

1.1.116

"Uncollected Rents" shall have the meaning set forth in Section 5.4.6.1.

1.1.117

"Vendor Terminations" shall have the meaning set forth in Section 5.2.5.

ARTICLE II
PURCHASE AND SALE, PURCHASE PRICE & DEPOSIT

2.1

Purchase and Sale.  Each Seller agrees to sell and convey its Property listed on the Seller Information Schedule to Purchaser and Purchaser agrees to purchase such Property from each Seller, all in accordance with the terms and conditions set forth in this Contract.

2.2

Purchase Price and Deposit.  The purchase price for each Property is set forth in the Seller Information Schedule (the "Purchase Price").  The Purchase Price for each Property shall be paid as follows:

2.2.1

Within one (1) Business Day after the Effective Date, Purchaser shall deliver to Stewart Title Guaranty Company c/o Wendy Howell, National Commercial Closing Specialist 1980 Post Oak Boulevard, Suite 610, Houston, TX 77056, 800-729-1906 ("Escrow Agent" or "Title Insurer") an initial deposit (the "Initial Deposit") of $1,000,000 by wire transfer of immediately available funds ("Good Funds").  An amount equal to $500,000 of the Initial Deposit (the "Non-Refundable Initial Deposit Component") shall, immediately upon delivery, be non-refundable under all circumstances other than as set forth in Section 3.2 or Seller's default hereunder (the remaining $500,000 of the Initial Deposit is referred to herein as the "Refundable Initial Deposit Component").  The Initial Deposit shall be held and disbursed in accordance with the escrow provisions set forth in Section 2.3.  The Initial Deposit shall be allocated among the Sellers of the Properties pursuant to the Applicable Share attributable to each of their respective Properties.

2.2.2

On the day that the Feasibility Period expires, Purchaser shall deliver to Escrow Agent an additional deposit (the "Additional Deposit") of $1,000,000 by wire by transfer of Good Funds.  The Additional Deposit shall be held and disbursed in accordance with the escrow provisions set forth in Section 2.3.  The Additional Deposit shall be allocated among the Sellers of the Properties pursuant to the Applicable Share attributable to each of their respective Properties.

2.2.3

Intentionally Omitted.

2.2.4

The balance of the Purchase Price for each Property shall be paid to and received by Escrow Agent by wire transfer of Good Funds no later than 11:00 a.m. (in the time zone in which Escrow Agent is located) on the Closing Date (or such earlier time as required by any Seller's lender).

2.2.5

Intentionally Omitted.

2.2.6

The allocations of Purchase Prices for the Properties set forth on the Seller Information Schedule have been established by Purchaser, and Seller has not, in any way, influenced such allocations among the Properties.

2.3

Escrow Provisions Regarding Deposit.

2.3.1

Escrow Agent shall hold the Deposit and make delivery of the Deposit to the party entitled thereto under the terms of this Contract.  Escrow Agent shall invest the Deposit in such short-term, high-grade securities, interest-bearing bank accounts, money market funds or accounts, bank certificates of deposit or bank repurchase contracts as Escrow Agent, in its discretion, deems suitable, and all interest and income thereon shall become part of the Deposit and shall be remitted to the party entitled to the Deposit pursuant to this Contract.

2.3.2

Escrow Agent shall hold the Deposit until the earlier occurrence of (i) the Closing Date, at which time the Deposit shall be applied against the Purchase Price for each Property, or (ii) the date on which Escrow Agent shall be authorized to disburse the Deposit as set forth in Section 2.3.3.  The tax identification numbers of the parties shall be furnished to Escrow Agent upon request.

2.3.3

If the Deposit has not been released earlier in accordance with Section 2.3.2, and Purchaser or Seller's Representative makes a written demand upon Escrow Agent for payment of the Deposit, Escrow Agent shall give written notice to the other parties of such demand.  If Escrow Agent does not receive a written objection from another party to the proposed payment within 5 Business Days after the giving of such notice, Escrow Agent is hereby authorized to make such payment (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Materials Deposit to Purchaser).  If Escrow Agent does receive such written objection within such 5-Business Day period, Escrow Agent shall continue to hold such amount until otherwise directed by written instructions from the parties to this Contract or a final judgment or arbitrator's decision.  However, Escrow Agent shall have the right at any time to deposit the Deposit and interest thereon, if any, with a court of competent jurisdiction in the state in which a Property is located.  Escrow Agent shall give written notice of such deposit to Seller's Representative and Purchaser.  Upon such deposit, Escrow Agent shall be relieved and discharged of all further obligations and responsibilities hereunder.  Sellers hereby appoint Seller's Representative to give and receive notices to Escrow Agent regarding the Deposit.

2.3.4

The parties acknowledge that Escrow Agent is acting solely as a stakeholder at their request and for their convenience, and that Escrow Agent shall not be deemed to be the agent of any of the parties for any act or omission on its part unless taken or suffered in bad faith in willful disregard of this Contract or involving gross negligence.  Sellers and Purchaser jointly and severally shall indemnify and hold Escrow Agent harmless from and against all costs, claims and expenses, including reasonable attorney's fees, incurred in connection with the performance of Escrow Agent's duties hereunder, except with respect to actions or omissions taken or suffered by Escrow Agent in bad faith, in willful disregard of this Contract or involving gross negligence on the part of the Escrow Agent.

2.3.5

The parties shall deliver to Escrow Agent an executed copy of this Contract, which shall constitute the sole instructions to Escrow Agent.  Escrow Agent shall execute the signature page for Escrow Agent attached hereto with respect to the provisions of this Section 2.3; provided, however, that (a) Escrow Agent's signature hereon shall not be a prerequisite to the binding nature of this Contract on Purchaser and Sellers, and the same shall become fully effective upon execution by Purchaser and Sellers, and (b) the signature of Escrow Agent will not be necessary to amend any provision of this Contract other than this Section 2.3.

2.3.6

Escrow Agent, as the person responsible for closing the transaction within the meaning of Section 6045(e)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), shall file all necessary information, reports, returns, and statements regarding the transaction required by the Code including, but not limited to, the tax reports required pursuant to Section 6045 of the Code.  Further, Escrow Agent agrees to indemnify and hold Purchaser, Sellers, and their respective attorneys and brokers harmless from and against any Losses resulting from Escrow Agent's failure to file the reports Escrow Agent is required to file pursuant to this section.

2.3.7

The provisions of this Section 2.3 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deeds to Purchaser.

ARTICLE III
FEASIBILITY PERIOD

3.1

Feasibility Period.  Subject to the terms of Sections 3.3 and 3.4 and the right of Tenants under the Leases, from the Effective Date to and including June 5, 2007 (the "Feasibility Period"), Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees (collectively, "Consultants") shall have the right from time to time to enter onto the Properties:

3.1.1

To conduct and make any and all customary studies, tests, examinations, inquiries, and inspections, or investigations (collectively, the "Inspections") of or concerning the Properties (including, without limitation, engineering and feasibility studies, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation and surveys, including topographical surveys);

3.1.2

To confirm any and all matters which Purchaser may reasonably desire to confirm with respect to the Properties;

3.1.3

To ascertain and confirm the suitability of the property for Purchaser's intended use of the Properties; and

3.1.4

To review the Materials at Purchaser's sole cost and expense.

3.2

Expiration of Feasibility Period.  If the results of any of the matters referred to in Section 3.1 appear unsatisfactory to Purchaser for any reason or if Purchaser elects not to proceed with the transaction contemplated by this Contract for any other reason, or for no reason whatsoever, in Purchaser's sole and absolute discretion, then Purchaser shall have the right to terminate this Contract in its entirety with respect to all Properties (but not in part with respect to less than all Properties) by giving written notice to that effect to Seller's Representative and Escrow Agent on or before 5:00 p.m. (in the time zone in which the Escrow Agent is located) on the date of expiration of the Feasibility Period.  If Purchaser exercises such right to terminate, this Contract shall terminate and be of no further force and effect subject to and except for the Survival Provisions, and Escrow Agent shall forthwith return the Refundable Initial Deposit Component to Purchaser (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Materials Deposit); provided, however, that if, prior to expiration of the Feasibility Period, Purchaser gives written notice identifying in reasonable detail a Material Item, and Purchaser terminates this Contract as to all Properties in strict accordance with this Section 3.2, then the Escrow Agent also shall deliver to Purchaser the Non-Refundable Initial Deposit Component (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Materials Deposit).  If Purchaser fails to provide Seller's Representative with written notice of termination prior to the expiration of the Feasibility Period in strict accordance with the notice provisions of this Contract, Purchaser's right to terminate under this Section 3.2 shall be permanently waived and this Contract shall remain in full force and effect, the Deposit (including both the Initial Deposit (including the Refundable Initial Deposit Component) and, when delivered in accordance with Section 2.2.2, the Additional Deposit) shall be non-refundable, and Purchaser's obligation to purchase the Properties shall be non-contingent and unconditional except only for satisfaction of the conditions expressly stated in Section 8.1.

3.3

Conduct of Investigation.  Purchaser shall not permit any mechanic's or materialmen's liens or any other liens to attach to any Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any Inspections conducted by or for Purchaser.  Purchaser shall give notice to the applicable Seller a reasonable time prior to entry onto its Property and shall permit such Seller to have a representative present during all Inspections conducted at its Property.  Purchaser shall take all reasonable actions and implement all protections necessary to ensure that all actions taken in connection with the investigations and inspections of each Property, and all equipment, materials and substances generated, used or brought onto each Property pose no material threat to the safety of persons or the environment and cause no damage to such Property or other property of any Seller or other persons.  All information made available by any of the Sellers to Purchaser in accordance with this Contract or obtained by Purchaser in the course of its Inspections shall be treated as confidential information by Purchaser, and, prior to the purchase of the Properties by Purchaser, Purchaser shall use its best efforts to prevent its Consultants from divulging such information to any unrelated third parties except as reasonably necessary to third parties engaged by Purchaser for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Contract.  The provisions of this Section 3.3 shall survive the termination of this Contract, and if not so terminated shall survive (except for the confidentiality provisions of this Section 3.3) the Closing and delivery of the Deeds to Purchaser.

3.4

Purchaser Indemnification.

3.4.1

Purchaser shall indemnify, hold harmless and, if requested by a Seller (in such Seller's sole discretion), defend (with counsel approved by such Seller) such Seller, together with such Seller's affiliates, parent and subsidiary entities, successors, assigns, partners, managers, members, employees, officers, directors, trustees, shareholders, counsel, representatives, agents, Property Manager, Regional Property Manager, and AIMCO (collectively, including such Seller, "Seller's Indemnified Parties"), from and against any and all damages, mechanics' liens, liabilities, penalties, interest, losses, demands, actions, causes of action, claims, costs and expenses (including reasonable attorneys' fees, including the cost of in-house counsel and appeals) (collectively, "Losses") arising from or related to Purchaser's or its Consultants' entry onto such Seller's Property, and any Inspections or other matters performed by Purchaser with respect to such Property during the Feasibility Period or otherwise.

3.4.2

Notwithstanding anything in this Contract to the contrary, Purchaser shall not be permitted to perform any invasive tests on any Property without Seller's Representative's prior written consent, which consent may be withheld in Seller's Representative's sole discretion.  Further, Seller's Representative shall have the right, without limitation, to disapprove any and all entries, surveys, tests (including, without limitation, a Phase II environmental study of its Property), investigations and other matters that in such Seller's Representative's reasonable judgment could result in any injury to its Property or breach of any contract, or expose the applicable Seller to any Losses or violation of applicable law, or otherwise adversely affect such Property or such Seller's interest therein.  Purchaser shall use best efforts to minimize disruption to Tenants in connection with Purchaser's or its Consultants' activities pursuant to this Section.  No consent by Seller' Representative to any such activity shall be deemed to constitute a waiver by the applicable Seller or assumption of liability or risk by such Seller.  Purchaser hereby agrees to restore, at Purchaser's sole cost and expense, each Property to the same condition existing immediately prior to Purchaser's exercise of its rights pursuant to this Article 3.  Purchaser shall maintain and cause its third party consultants to maintain (a) casualty insurance and commercial general liability insurance with coverages of not less than $1,000,000.00 for injury or death to any one person and $3,000,000.00 for injury or death to more than one person and $1,000,000.00 with respect to property damage, and (b) worker's compensation insurance for all of their respective employees in accordance with the law of the state(s) in which the Properties are located.  Purchaser shall deliver proof of the insurance coverage required pursuant to this Section 3.4.2 to Sellers (in the form of a certificate of insurance) prior to the earlier to occur of (i) Purchaser's or Purchaser's Consultants' entry onto any of the Properties, or (ii) the expiration of 5 days after the Effective Date.

3.4.3

The provisions of this Section 3.4 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deeds to Purchaser.

3.5

Property Materials.

3.5.1

Within 5 Business Days after the Effective Date, and to the extent the same exist and are in a Seller's possession or reasonable control (subject to Section 3.5.2), each Seller agrees to make the documents set forth on Schedule 3.5 (the "Materials") relating to its Property available at its Property for review and copying by Purchaser at Purchaser's sole cost and expense.  In the alternative, at a Seller's option and within the foregoing 5-Business-Day period, such Seller may deliver some or all of its Materials to Purchaser, or make the same available to Purchaser on a secure web site (Purchaser agrees that any item to be delivered by a Seller under this Contract shall be deemed delivered to the extent available to Purchaser on such secured web site).  To the extent that Purchaser determines that any of the Materials have not been made available or delivered to Purchaser pursuant to this Section 3.5.1, Purchaser shall notify the applicable Seller and such Seller shall use commercially reasonable efforts to deliver the same to Purchaser within 5 Business Days after such notification is received by such Seller; provided, however, that under no circumstances will the Feasibility Period be extended and Buyer's sole remedy will be to terminate this Contract pursuant to Section 3.2.

3.5.2

In providing such information and Materials to Purchaser, other than Seller's Representations, each Seller makes no representation or warranty, express, written, oral, statutory, or implied, and all such representations and warranties are hereby expressly excluded and disclaimed.  Any information and Materials provided by any of the Sellers to Purchaser under the terms of this Contract is for informational purposes only and, together with all Third-Party Reports, shall be returned by Purchaser to all applicable Sellers as a condition to return of the Materials Deposit to Purchaser (if Purchaser is otherwise entitled to such Deposit pursuant to the terms of this Contract) if this Contract is terminated for any reason.  Purchaser shall not in any way be entitled to rely upon the accuracy of such information and Materials.  Purchaser recognizes and agrees that the Materials and other documents and information delivered or made available by Sellers pursuant to this Contract may not be complete or constitute all of such documents which are in a Seller's possession or control, but are those that are readily available to such Seller after reasonable inquiry to ascertain their availability.  Purchaser understands that, although each Seller will use commercially reasonable efforts to locate and make available the Materials and other documents required to be delivered or made available by it pursuant to this Contract, Purchaser will not rely on such Materials or other documents as being a complete and accurate source of information with respect to such Seller's Property, and will instead in all instances rely exclusively on its own Inspections and Consultants with respect to all matters which it deems relevant to its decision to acquire, own and operate the Properties.

3.5.3

In addition to the items set forth on Schedule 3.5, no later than 5 Business Days after the Effective Date, each Seller shall deliver to Purchaser (or otherwise make available to Purchaser as provided under Section 3.5.1) a rent roll for such Seller's Property listing the move-in date, monthly base rent payable, lease expiration date and unapplied security deposit for each Lease (the "Rent Roll").  The Rent Roll shall be part of the Materials for all purposes under this Contract and no Seller makes any representations or warranties regarding the Rent Roll other than the express representation set forth in Section 6.1.7.  Sellers shall update their respective Rent Roll in accordance with Section 5.2.10.

3.5.4

The provisions of this Section 3.5 shall survive the Closing and delivery of the Deed to Purchaser.

3.6

Property Contracts.  On or before the expiration of the Feasibility Period, Purchaser may deliver written notice to each Seller (a "Property Contracts Notice") specifying any Property Contracts of such Seller which Purchaser desires to terminate at the Closing (the "Terminated Contracts"); provided that (a) the effective date of such termination after Closing shall be subject to the express terms of such Terminated Contracts (and, to the extent that the effective date of termination of any Terminated Contract is after the Closing Date, Purchaser shall be deemed to have assumed all of the applicable Seller's obligations under such Terminated Contract as of the Closing Date), (b) if any such Property Contract cannot by its terms be terminated, it shall be assumed by Purchaser and not be a Terminated Contract, and (c) to the extent that any such Terminated Contract requires payment of a penalty or premium for cancellation, Purchaser shall be solely responsible for the payment of any such cancellation fees or penalties.  If Purchaser fails to deliver a Property Contracts Notice to a Seller on or before the expiration of the Feasibility Period, there shall be no Terminated Contracts with respect to such Seller (or its Property) and Purchaser shall assume all Property Contracts of such Seller at the Closing.  To the extent that any Property Contract to be assumed by Purchaser (including any Property Contract that, because of advance notice requirements, will be temporarily assumed by Purchaser pending the effective date of termination after the Closing Date) is either (i) assignable but requires the applicable vendor to consent to the assignment or assumption of the Property Contract by the applicable Seller to Purchaser, or (ii) is not assignable (either by its terms or applicable law), then, prior to the Closing, Purchaser shall be responsible for obtaining from each applicable vendor a consent (each a "Required Assignment Consent") to the assignment of the Property Contract by the applicable Seller to Purchaser (and the assumption by Purchaser of all obligations under such Property Contract).  Purchaser shall indemnify, hold harmless and, if requested by the applicable Seller (in such Seller's sole discretion), defend (with counsel approved by such Seller) such Seller's Indemnified Parties from and against any and all Losses arising from or related to Purchaser's failure to obtain any Required Assignment Consent.

ARTICLE IV
TITLE

4.1

Title Documents.  Seller has delivered to Purchaser a standard form commitment for title insurance ("Title Commitment") for such Seller's Property in an amount equal to the Property's Purchase Price from Title Insurer for an owner's title insurance policy (the "Title Policy") on the most recent standard American Land Title Association form, together with copies of all instruments identified as exceptions therein (together with the Title Commitment, referred to herein as the "Title Documents").  Each Seller shall be responsible only for payment of the basic premium for the Title Policy for its Property.  Purchaser shall be solely responsible for payment of all other costs relating to procurement of the Title Commitment, the Title Policy, and any requested endorsements with respect to each of the Properties, including for "extended" coverage.

4.2

Survey.  Seller has delivered to Purchaser any existing survey of such Property (the "Existing Survey") which to such Seller's knowledge is in such Seller's possession or reasonable control (subject to Section 3.5.2).  If such Existing Survey was prepared within 6 months prior to the Effective Date, Purchaser shall reimburse the applicable Seller for the cost of the preparation thereof.  Purchaser acknowledges and agrees that delivery of the Existing Survey is subject to Section 3.5.2.  To the extent that Purchaser desires that a new survey of a Property be prepared (or that the Existing Survey be updated), Purchaser shall order such new or updated survey of such Property either before or within three (3) Business Days of the Effective Date (each such new or updated survey (whether requested by Purchaser or ordered by Seller), together with the Existing Survey, is referred to herein as the "Survey").  Purchaser shall be solely responsible for the cost and expense of the preparation of any new or updated survey requested pursuant to the terms of this Section 4.2.

4.3

Objection and Response Process.  On or before May 25, 2007 (the "Objection Deadline"), Purchaser shall, on a Property-by-Property basis, give written notice (the "Objection Notice") to the attorneys for Sellers of any matter set forth in any Title Documents or Surveys to which Purchaser objects (the "Objections").  If Purchaser fails to tender an Objection Notice with respect to a Property on or before the Objection Deadline, Purchaser shall be deemed to have approved and irrevocably waived any objections to any matters covered by the Title Documents and the Survey for such Property.  On or before May 30, 2007 (the "Response Deadline"), a Seller who has received an Objection Notice may, in such Seller's sole discretion, give Purchaser notice (the "Response Notice") of those Objections which such Seller is willing to cure, if any.  Sellers shall be entitled to reasonable adjournments of the Closing Date to cure any Objections applicable to any Seller.  If a Seller fails to deliver a Response Notice by the Response Deadline, such Seller shall be deemed to have elected not to cure or otherwise resolve any matter set forth in the Objection Notice.  If Purchaser is dissatisfied with any Response Notice, Purchaser may, as its exclusive remedy, elect by written notice given to Seller's Representative on or before the expiration of the Feasibility Period (the "Final Response Deadline") either (a) to accept the Title Documents and Survey with resolution, if any, of the Objections as set forth in the Response Notice (or if no Response Notice is tendered, without any resolution of the Objections) and without any reduction or abatement of the Purchase Price, or (b) to terminate this Contract in its entirety regarding all Properties (but not less than all Properties), in accordance with the terms and conditions of Section 3.2.  If Purchaser fails to give notice to terminate this Contract on or before the Final Response Deadline, Purchaser shall be deemed to have elected to approve and irrevocably waived any objections to any matters covered by the Title Documents or the Survey applicable to each Property, subject only to resolution, if any, of the Objections as set forth in the Response Notice for such Property (or if no Response Notice is tendered, without any resolution of the Objections).

4.4

Permitted Exceptions.  The Deed for each Property delivered pursuant to this Contract shall be subject to the following, all of which shall be deemed "Permitted Exceptions":

4.4.1

All matters shown in the Title Documents and the Survey for such Property, other than (a) those Objections, if any, which the applicable Seller has agreed to cure pursuant to the Response Notice under Section 4.3, (b) mechanics' liens and taxes due and payable with respect to the period preceding Closing, (c) the standard exception regarding the rights of parties in possession which shall be limited to those parties in possession pursuant to the Leases, and (d) the standard exception pertaining to taxes which shall be limited to taxes and assessments payable in the year in which the Closing occurs and subsequent taxes and assessments;

4.4.2

All Leases for such Property;

4.4.3

Intentionally Omitted;

4.4.4

All Assumed Restrictions;

4.4.5

Applicable zoning and governmental regulations and ordinances;

4.4.6

Any defects in or objections to title to such Property, or title exceptions or encumbrances, arising by, through or under Purchaser; and

4.4.7

The terms and conditions of this Contract.

4.5

Existing Deed of Trust/Purchaser Financing.

4.5.1

The provisions of this Section 4.5 apply only to Payoff Properties.  It is understood and agreed that, whether or not Purchaser gives an Objection Notice with respect thereto for a Payoff Property, any deeds of trust and/or mortgages which secure a Note for a Payoff Property (collectively, a "Deed of Trust") shall not be deemed Permitted Exceptions for such Property, whether Purchaser gives further written notice of such or not, and shall, pursuant to Section 5.4.7, be paid off, satisfied, discharged and/or cured from proceeds of the Purchase Price at Closing.

4.5.2

Purchaser assumes full responsibility to obtain the funds required for settlement, and Purchaser's acquisition of such funds shall not be a contingency to the Closing.

4.5.3

Intentionally Omitted

4.6

Intentionally Omitted

4.7

HUD Approval; HAP Approval; HAP Voucher Approval.

4.7.1

Purchaser recognizes and agrees that the Restriction Properties presently are encumbered by the encumbrances set forth on Schedule 4.7.1 following:  (collectively, the "Assumed Restrictions").  From and after the Closing, Purchaser shall be responsible for complying with each of the Assumed Restrictions at Purchaser's sole cost and expense (the foregoing covenant shall survive the Closing).  Within 5 Business Days after the Effective Date, each of the Restriction Sellers agrees that it will make available to Purchaser (in the same manner in which each of the Restriction Sellers is permitted to make the Materials available to Purchaser under Section 3.5.1) copies of the Assumed Restrictions which are in each of the Restriction Sellers' possession or reasonable control (subject to Section 3.5.2).

4.7.2

Intentionally Omitted.

4.7.3

Purchaser recognizes and agrees that the HAP Properties presently are benefited by a HAP Contract and/or a HAP Voucher Contract(s) which shall be deemed an "Assumed Restriction" for all purposes under this Contract.  Within 5 Business Days after the Effective Date, Seller agrees that it will make available to Purchaser (in the same manner in which each of the HAP Sellers is permitted to make the Materials available to Purchaser under Section 3.5.1) a copy of the HAP Contract and/or the HAP Voucher Contract(s) which is in each of the HAP Sellers' possession or reasonable control (subject to Section 3.5.2).

4.7.4

With respect to the HAP Assumption and/or HAP Voucher Assumption:

4.7.4.1

Purchaser agrees that, at the Closing, the Riverwinds at St. Andrews Seller shall assign and Purchaser shall assume the HAP Contract for the Riverwinds at St. Andrews Property (the "HAP Assumption").  Purchaser further acknowledges that the HAP Contract for the Riverwinds at St. Andrews Property requires the satisfaction by Purchaser of certain requirements as set forth therein and established by HUD to allow for the HAP Assumption with respect to that Property.

4.7.4.2

Purchaser further acknowledges that each of the HAP Voucher Contracts for the West Winds Property requires the satisfaction by Purchaser of certain requirements as set forth therein and established by the Housing Authority to allow for each HAP Voucher Assumption.  Purchaser agrees that, at the Closing, either (a) Purchaser shall assume all obligations under each HAP Voucher Contracts and accept title to the West Winds Property subject to the same, or (b) the existing HAP Voucher Contracts shall be terminated, and Purchaser shall enter into replacement HAP Voucher Contracts which are acceptable to the Housing Authority (collectively, each of the foregoing (a) and (b) referred to herein as the "HAP Voucher Assumption").

4.7.5

Prior to the Closing, Purchaser shall, at its sole cost and expense, obtain HUD Approval.  In connection with the foregoing, Purchaser, at its sole cost and expense and no later than June 7, 2007 (the "HUD Submittal Deadline"), shall submit a complete HUD Application in order to request HUD Approval, including, without limitation, all application documents, certificates, agreements, information and fees required by HUD to allow for HUD's approval of the Riverwinds at St. Andrews Seller's assignment and Purchaser's assumption of the HAP Contract.  In addition to the foregoing, (x) Purchaser shall obtain 2530 approval from HUD, and, in addition to such 2530 approval, shall satisfy all other requirements imposed by HUD field offices in connection with any other process imposed as a prerequisite to obtaining HUD Approval, and (y) if the Property's Real Estate Assessment Center physical inspection score is a 59 or below and the Property is involved in an assignment of the HAP Contract, then the Purchaser shall enter into an agreement with HUD whereby the Purchaser will hire an independent professional inspector (if an in-house HUD inspector is unavailable) to inspect all of the Property's units to determine if they meet the Uniform Physical Condition Standards (UPCS, and all units that meet the UPCS may continue to receive Section 8 subsidy and any units that fail to meet the UPCS shall be repaired by Purchaser and re-inspected, and may voucher for Section 8 funds once they satisfy UPCS.  Purchaser shall be in default hereunder if Purchaser fails to submit the HUD Application to HUD by the HUD Submittal Deadline, in which event the Riverwinds at St. Andrews Seller may terminate this Contract as to the Riverwinds at St. Andrews Property, or all Sellers may terminate this Contract as to all Properties, and the Deposit shall be immediately released by the Escrow Agent to Sellers (or if this Contract is terminated only as to the Riverwinds at St. Andrews Property, then the Applicable Share of the Deposit shall be released by Escrow Agent to the Riverwinds at St. Andrews Seller).  To the extent necessary and reasonable, the Riverwinds at St. Andrews Seller will provide authorization to HUD, or any other appropriate federal or state agency, to release to Purchaser copies of each HAP Contract, or other documents or agreements with HUD for Purchaser's reference in connection with obtaining HUD Approval.

4.7.6

Purchaser agrees promptly to deliver to HUD all documents and information required in order to obtain HUD Approval, and such other information or documentation as HUD reasonably may request, including, without limitation, financial statements, income tax returns and other financial information for Purchaser and any required guarantor, materials, documents, certificates, signatures, and other items.  Without limiting the generality of the foregoing, Purchaser agrees to submit each of the required documents listed on Schedule 4.7.6 attached hereto.  The Riverwinds at St. Andrews Seller agrees that it will cooperate with Purchaser and HUD, at no cost or expense to such Riverwinds at St. Andrews Seller, in connection with Purchaser's application to HUD for HUD Approval.  The Riverwinds at St. Andrews Seller reserves the right to reject, in such Riverwinds at St. Andrews Seller's sole discretion, the terms and conditions imposed by HUD or the Housing Authority in connection with HUD Approval (including, without limitation, any condition imposed by HUD which would impose liability on such Riverwinds at St. Andrews Seller or adversely affect the economic remuneration due such Riverwinds at St. Andrews Seller from the sale contemplated hereby) or the HAP Assumption.  Purchaser agrees to provide the Riverwinds at St. Andrews Seller with a copy of the HUD Application no later than 2 Business Days prior to the HUD Submittal Deadline and shall provide evidence of Purchaser's submission of each of the foregoing to HUD on or before the HUD Submittal Deadline.  Purchaser shall be responsible at its sole cost and expense for correcting and re-submitting any deficiencies noted by HUD in connection with the application for HUD Approval no later than 3 Business Days after notification from HUD of such deficiency.  Purchaser also shall provide the Riverwinds at St. Andrews Seller with a copy of any correspondence from HUD with respect to the HUD Application no later than 3 Business Days after receipt of such correspondence from HUD.  In the event that HUD or the Housing Authority at any time disapproves the HUD Application or the HAP Voucher Assumption Application, the Riverwinds at St. Andrews Seller may terminate this Contract as to the Riverwinds at St. Andrews Property, or all Sellers may terminate this Contract as to all Properties, and the Deposit shall be immediately released by the Escrow Agent to Sellers (or if this Contract is terminated only as to the Riverwinds at St. Andrews Property, then the Applicable Share of the Deposit shall be released by Escrow Agent to the Riverwinds at St. Andrews Seller).  Purchaser shall pay all fees and expenses (including, without limitation, transfer fees, assumption fees, title fees, endorsement fees, and other fees) imposed or charged by HUD or its counsel in connection with either the HUD Application and HUD Approval (which obligation shall survive the termination of this Contract and the Closing).  Without limiting the generality of the foregoing, Purchaser shall pay the cost of any physical inspection report required in connection with obtaining HUD Approval or HAP Voucher Approval.

4.7.7

Intentionally Omitted.

4.7.8

Intentionally Omitted.

4.7.9

Intentionally Omitted.

4.7.10

Notwithstanding anything in this Contract to the contrary, any residual receipts account maintained by the Riverwinds at St. Andrews Seller or the West Winds Seller (a "Residual Receipts Account") shall be disposed of at the Closing as follows: (A) if the Residual Receipts Account is required by HUD to be maintained because of the applicable mortgage program, then the Residual Receipts Account will be released to the applicable Seller at the Closing, and (B) if the Residual Receipts Account is required by HUD in connection with a Section 8 Housing program at the Property, then the Residual Receipts Account will remain with the Property following the Closing and Purchaser shall reimburse the applicable Seller at the Closing for the amount of such Residual Receipts Account.

4.7.11

Intentionally Omitted.

4.7.12

Purchaser recognizes and agrees that HUD may require that any Assignment of HAP Contract contain a provision, in accordance with the Memorandum of Beverly J. Miller, Director, Asset Management, Office of Housing, dated January 6, 2005, that amends such HAP Contract to include the following additional provisions:

Physical Conditions Standards and Inspection Requirements.  The Owner shall comply with the Physical Condition Standards and Inspection Requirements of 24 CFR Part 5, Subpart G, including any changes in the regulation and related Directives.  In addition, the Owner shall comply with HUD's Physical Condition Standards of Multifamily Properties of 24 CFR Part 200, Subpart P, including any changes in the regulation and related Directives.  This obligation shall apply both during the current term of the HAP contract and during each successive renewal term.

Financial Reporting Standards.  The Owner shall comply with the Uniform Financial Reporting Standards of 24 CFR Part 5, Subpart H, including any changes in the regulation and related Directives.  This obligation shall apply both during the current term of the HAP contract and during each successive renewal term.

4.7.13

Purchaser acknowledges and agrees that, in connection with HUD Approval, HUD may require the funding of additional escrows and reserves, including without limitation, additional repair escrows (collectively, the "Additional Required Escrows").  Purchaser agrees that, at the Closing, Purchaser shall fund all Additional Required Escrows in Good Funds and in addition to the Purchase Price or any other amount Purchaser is required to pay pursuant to this Contract.

4.7.14

With respect to the HAP Voucher Assumption, Purchaser agrees as follows:

4.7.14.1

Purchaser agrees that, no later than May 29, 2007 (the "HAP Submittal Deadline"), Purchaser, at its sole cost and expense, shall meet with the Housing Authority and, pursuant to the HAP Voucher Contracts and Form HUD-52641, shall submit all applications, documents, information, materials and fees (collectively, the "HAP Voucher Assumption Application") required by the Housing Authority in order for the Housing Authority to review and approve Purchaser's request that the Housing Authority approve each HAP Voucher Assumption (the "HAP Voucher Approval").  In addition to the foregoing, Purchaser recognizes and agrees that the Housing Authority requires Purchaser to complete and return the items listed on Schedule 4.7.14.1 (together with such other requirements as the Housing Authority may from time to time impose, the "Housing Authority Requirements").  Purchaser agrees, at Purchaser's sole cost and expense, to submit the Housing Authority Requirements to the Housing Authority at such times and in such form as the Housing Authority requires, together with any fee required by the Housing Authority in connection therewith.  All such Housing Authority Requirements shall be submitted by Purchaser within such time frames as are necessary in order for the Closing to proceed on the scheduled Closing Date.  Further, Purchaser shall make such filings post-Closing as required by the Housing Authority for the HAP Voucher Approval.  The provisions of this Section 4.7.14.1 shall survive Closing.

4.7.14.2

Purchaser agrees to provide the West Winds Seller with a copy of the HAP Voucher Assumption Application no later than 2 Business Days prior to the HAP Submittal Deadline and shall provide evidence of its submission to the Housing Authority on or before the HAP Submittal Deadline.  Purchaser acknowledges and agrees that Purchaser is solely responsible for the preparation and submittal of each HAP Voucher Assumption Application, including the collection of all materials, documents, certificates, financials, signatures, and other items required to be submitted to the Housing Authority in connection therewith.

4.7.14.3

Purchaser shall comply with the Housing Authority's guidelines in connection with each HAP Voucher Assumption.  Purchaser shall be responsible, at its sole cost and expense, for correcting and re-submitting any deficiencies noted by the Housing Authority in connection with each HAP Voucher Assumption Application no later than 3 Business Days after notification from the Housing Authority of such deficiency.  Purchaser also shall provide the West Winds Seller with a copy of any correspondence from the Housing Authority with respect to each HAP Voucher Assumption Application no later than 3 Business Days after receipt of such correspondence from the Housing Authority.

4.7.14.4

Purchaser shall pay all fees and expenses (including, without limitation, transfer fees, assumption fees, title fees, endorsement fees, and other fees to release the West Winds Seller of all liability under each HAP Voucher Contract) imposed or charged by the Housing Authority or their counsel, including the cost of any physical inspection report required in connection with obtaining HAP Voucher Approval (such fees and expenses collectively being referred to as the "Assumption HAP Voucher Fees"), in connection with each HAP Voucher Assumption Application and each HAP Voucher Assumption.  The provisions of this Section 4.7.14.4 shall survive the termination of this Contract and the Closing.

4.7.14.5

In connection with the HAP Voucher Assumption, Purchaser agrees to deliver to the Housing Authority all information or documentation as the Housing Authority reasonably may request, including, without limitation, financial statements, income tax returns and other financial information for Purchaser and any required guarantor.  The West Winds Seller agrees that it will cooperate with Purchaser and the Housing Authority, at no cost or expense to the West Winds Seller, in connection with Purchaser's application to the Housing Authority for approval of the HAP Voucher Assumption.

4.7.14.6

Purchaser shall be in default hereunder if Purchaser fails to submit a complete HAP Voucher Assumption Application by the HAP Submittal Deadline, in which event the West Winds Seller may terminate this Contract as to the West Winds Property, or all Sellers may terminate this Contract as to all Properties, and the Deposit shall be immediately released by the Escrow Agent to Sellers (or if this Contract is terminated only as to the West Winds Property, then the Applicable Share of the Deposit shall be released by Escrow Agent to the West Winds Seller).

4.7.14.7

If Purchaser has complied with Sections 4.7.14.1 through 4.7.14.5, to the extent applicable, but the Housing Authority provides Purchaser with a written response that the Housing Authority will not issue a formal approval of any HAP Voucher Assumption Application until after the Closing has occurred and title has been transferred to Purchaser, then, notwithstanding any other provision herein to the contrary, Purchaser shall not be in default hereunder and such HAP Voucher Approval shall not be a condition to either Purchaser's or the West Winds Seller's obligation to proceed with the Closing; provided, however, that no later than 3 Business Days following the occurrence of the Closing, Purchaser shall submit, to the extent not previously submitted to, or accepted or held by, the Housing Authority, all documentation and information required by the Housing Authority to complete such HAP Voucher Assumption Application and, in any event, Purchaser shall use its best efforts to obtain such HAP Voucher Approval no later than 30 days following the date that the Closing occurs.  The requirements set forth and referenced in this Section 4.7.14.7 shall survive Closing.

4.7.15

Purchaser represents and warrants that, prior to the HUD Submittal Deadline, Purchaser has taken all steps and provided all information required by HUD in order to register its approved assignee as a participant under HUD's Active Partner Performance System or any similar electronic filing system presently maintained by HUD (the "APPS").  Purchaser or its approved assignee agrees to make all filings required to be made electronically to HUD through the APPS, including, without limitation, any advanced notification required in connection with an event that will trigger 2530 approval.

4.7.16

Purchaser recognizes and agrees that (i) the Hunt Club Property is subject to an Amended and Restated Agreement as to Restrictive Covenants dated as of June 1, 1990 and recorded September 7, 2001, in Book 74L, Page 599 in the real property records in Spartanburg County, South Carolina, between the Hunt Club Seller and the South Carolina State Housing Finance and Development Authority ("Issuer") relating to bonds for which the trustee is The Bank of New York  ("Trustee"), and (ii) the North Slope Property is subject to an Amended and Restated Agreement as to Restrictive Covenants dated as of June 1, 1990 and recorded September 6, 2001, in Book 1966, Page 821 in the real property records  in Greenville County, South Carolina, between the North Slope Seller and Issuer relating to bonds for which Trustee serves as the trustee (individually each of the foregoing documents being a "LURA" and collectively the "LURAs").  Each LURA shall be deemed an Assumed Restriction for all purposes hereunder.

4.7.16.1

With respect to the LURAs, at the Closing, (a) Purchaser shall assume all obligations under the LURAs and accept title to the applicable Properties subject to the same, and (b) each applicable Seller shall be released from all obligations under each of the applicable LURAs (the foregoing (a) and (b) are referred to herein individually as a "LURA Assumption" and collectively as the "LURA Assumptions").

4.7.16.2

No later than May 29, 2007 (the "LURA Submittal Deadline"), Purchaser, at its sole cost and expense, shall submit all applications, documents, information, materials and fees to the Issuer and Trustee (collectively, the "LURA Assumption Applications") required by the Issuer and Trustee in order for the Issuer and Trustee to review and approve Purchaser's request for the LURA Assumptions (individually a "LURA Approval" and collectively the "LURA Approval").  Each LURA Seller reserves the right to reject, in such LURA Seller's sole discretion, the terms and conditions imposed in connection with LURA Approval.

4.7.16.3

Purchaser agrees to provide Seller's Representative with a copy of the LURA Assumption Applications no later than 2 Business Days prior to the LURA Submittal Deadline and shall provide evidence of its submission to the Issuer and Trustee on or before the LURA Submittal Deadline.  Purchaser acknowledges and agrees that Purchaser is solely responsible for the preparation and submittal of the LURA Assumption Applications, including the collection of all materials, documents, certificates, financials, signatures, and other items required to be submitted to the Issuer and Trustee in connection therewith.

4.7.16.4

Purchaser shall comply with the Issuer's and Trustee's guidelines and requirements in connection with the LURA Assumptions.  Purchaser shall be responsible, at its sole cost and expense, for correcting and re-submitting any deficiencies noted by the Issuer or Trustee in connection with a LURA Assumption Application no later than 3 Business Days after notification from the Issuer or Trustee of such deficiency.  Purchaser also shall provide Seller's Representative with a copy of any correspondence from the Issuer or Trustee with respect to a LURA Assumption Application no later than 3 Business Days after receipt of such correspondence from the Issuer or Trustee.

4.7.16.5

Purchaser shall pay all fees and expenses (including, without limitation, all charges, transfer fees, assumption fees (including documentary stamp and non-recurring intangible taxes), title fees, endorsement fees, and other fees) imposed or charged by the Issuer or Trustee or their counsel (such fees and expenses collectively being referred to as the "LURA Assumption Fees"), in connection with the LURA Assumption Applications and the LURA Assumptions.  The provisions of this Section 4.7.16.5 shall survive the termination of this Contract and the Closing.

4.7.16.6

In connection with the LURA Assumptions, Purchaser agrees that Purchaser shall be responsible for (a) replacing (and increasing to the extent required by the Issuer or Trustee) all reserves, impounds and other accounts required to be maintained in connection with the LURAs, and (b) funding any additional reserves, impounds, escrows or accounts required by the Issuer or Trustee to be maintained by Purchaser in connection with the LURAs after the LURA Assumption (the foregoing amounts in (a) and (b) collectively referred to herein as the "LURA Required Fund Amounts").  Any existing reserves, impounds, escrows and other accounts required to be replaced by Purchaser pursuant to the foregoing sentence shall be released in Good Funds to the applicable Seller at the Closing.  The provisions of this Section 4.7.16.6 shall survive the Closing.

4.7.16.7

Purchaser agrees to deliver to the Issuer and Trustee such other information or documentation as the Issuer or Trustee reasonably may request, including, without limitation, financial statements, income tax returns and other financial information for Purchaser and any required guarantor.  The LURA Sellers each agree that it will cooperate with Purchaser and the Issuer and Trustee, at no material cost or expense to such Sellers, in connection with Purchaser's application to the Issuer and Trustee for approval of the LURA Assumption.

4.7.16.8

Purchaser shall be in default hereunder if Purchaser fails to submit complete LURA Assumption Applications by the LURA Submittal Deadline, in which event this Contract shall terminate, at the option of the LURA Sellers, either as to the applicable LURA Property or as to all Properties and Sellers shall be entitled to retain the Deposit (or if this Contract is terminated only as to a LURA Property, then the applicable LURA Seller shall be entitled to retain the Applicable Share of the Deposit), and this Contract shall be of no further force and effect (either as to all Properties or just the applicable LURA Property) subject to and except for the Survival Provisions.

4.7.17

Purchaser agrees to give Seller's written notice no later than 1 Business Day after HUD Approval has been obtained with respect to the HAP Assumption for Riverwinds at St. Andrews.  If HUD has approved the HAP Assumption for Riverwinds at St. Andrews on or before the Closing Date (as the same may be extended by Seller in accordance with Section 5.1), the Closing shall proceed subject to the terms and conditions of Section 5.1 and Article VIII.  If HUD has not approved the HAP Assumption for Riverwinds at St. Andrews on or before the Closing Date (as the same may be extended by Seller in accordance with Section 5.1), then, notwithstanding anything in this Contract to the contrary, the provisions of this Section 4.7.17 shall control:

4.7.17.1

The Closing shall proceed and Purchaser shall acquire all of the other Properties;

4.7.17.2

No portion of the Deposit shall be applied against the Purchase Price of the other Properties acquired at the Closing, and, instead, the full Deposit shall be retained by the Title Company, shall remain non-refundable, and shall be applied to the Purchase Price for the Riverwinds at St. Andrews Property at such time, if ever, as the Closing occurs with respect thereto.

4.7.17.3

This Contract shall remain in full force and effect as between Purchaser and the Riverwinds at St. Andrews Seller and the Closing with respect to the Riverwinds at St. Andrews Property shall occur on the earlier to occur of (a) 10 days after HUD approves the HAP Assumption with respect to Riverwinds at St. Andrews, or (b) December 28, 2007 (the "Outside Closing Date").

4.7.17.4

All of Seller's conditions to Closing specified in Section 8.2 shall continue to apply with respect to the Closing of the Riverwinds at St. Andrews Closing and Seller shall have all of the extension options set forth in Section 5.1 as if the same were separately applied to the Riverwinds at St. Andrews Closing.

4.7.17.5

After the Closing on the Properties other than Riverwinds at St. Andrews, Purchaser shall continue to use best efforts to obtain HUD Approval, and if Purchaser fails to use such efforts, or otherwise is in breach of its obligations under this Contract, including, without limitation, this Section 4.7, then the Riverwinds at St. Andrews Seller shall have the option of terminating this Contract and retaining the entire Deposit.  Further, it is the intention of the parties that the extension set forth in this Section 4.7.17 only shall be available based on administrative delays at HUD and not if Purchaser has failed to comply with its obligations under this Section 4.7 with respect to the HUD Application (it being agreed that, in such instance, Sellers shall have all remedies available hereunder, including pursuant to Section 4.7.5).

4.7.17.6

If on the Outside Closing Date HUD Approval still has not been obtained with respect to the HAP Assumption for Riverwinds at St. Andrews, the Riverwinds at St. Andrews Seller may, in its sole and absolute discretion, by written notice to Purchaser (a) terminate this Contract with respect to the Riverwinds at St. Andrews Property, in which case the entire Deposit shall be delivered to the Riverwinds at St. Andrews Seller, or (b) extend the date for Closing of the Riverwinds at St. Andrews Property to March 31, 2008, it being agreed that the Riverwinds at St. Andrews Seller may exercise such option to extend through three separate one-month extensions to the last Business Day of the month in each of January, February and March, 2008.  If the Riverwinds at St. Andrews Seller exercises any of the foregoing one-month extensions, the Riverwinds at St. Andrews Seller shall be under no obligation to further extend the Closing Date, and, at the expiration of each such extension (including, without limitation, the final extension to March 31, 2008), shall have the option of electing to terminate this Contract with respect to the Riverwinds at St. Andrews Property, in which case the entire Deposit shall be delivered to the Riverwinds at St. Andrews Seller.

ARTICLE V
CLOSING

5.1

Closing Date.  The Closing shall occur on June 29, 2007 (the "Closing Date").  The Closing shall occur through an escrow with Escrow Agent, whereby the Sellers, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means.  Notwithstanding the foregoing to the contrary, any Seller shall have the option, by delivering written notice to Purchaser, to extend the Closing Date to the last Business Day of the month in which the Closing Date otherwise would occur pursuant to the preceding sentence, or to such other date (either in the same month or the next) as such Seller reasonably determines is desirable in connection with any Loan Payoff or Loan Assumption and Release or in connection with HUD Approval/HAP Voucher Approval, and the exercise of such option shall extend the Closing Date for all Properties.  Further, the Closing Date may be extended without penalty at the option of any Seller either (i) to a date not later than 90 days following the Closing Date specified in the first sentence of this paragraph above (or, if applicable, as extended by any Seller pursuant to the second sentence of this paragraph) to satisfy any condition to Closing, (ii) to a date following the Closing Date specified in the first sentence of this paragraph above (or, if applicable, as extended by any Seller pursuant to the second sentence of this paragraph) in order to finalize the drafting with a Lender or a Lender's counsel of all documents necessary or desirable to accomplish to obtain HUD Approval/HAP Voucher Approval, and (iii) such later date as is mutually acceptable to Seller and Purchaser.  The foregoing 90-day extension right may be exercised, at Sellers' option, through three 30-day extensions exercisable by written notice to Purchaser on or before ten days prior to the then-applicable Closing Date.  The provisions of Section 4.7.17 shall control the Closing Date for the Riverwinds at St. Andrews if such Section is applicable in accordance with the terms and conditions thereof.

5.2

Seller Closing Deliveries.  No later than 1 Business Day prior to the Closing Date, each Seller shall, with respect to each Property to be conveyed by such Seller hereunder, deliver to Escrow Agent, each of the following items:

5.2.1

Limited/Special Warranty Deed (the "Deed") in the form attached as Exhibit B to Purchaser, subject to the Permitted Exceptions.

5.2.2

A Bill of Sale in the form attached as Exhibit C with such changes as may be required by HUD.

5.2.3

A General Assignment in the form attached as Exhibit D (the "General Assignment").

5.2.4

An Assignment of Leases and Security Deposits in the form attached as Exhibit E (the "Leases Assignment").

5.2.5

A letter in the form attached hereto as Exhibit F prepared by Purchaser and countersigned by such Seller to each of the vendors under the Terminated Contracts informing them of the termination of such Terminated Contract as of the Closing Date (subject to any delay in the effectiveness of such termination pursuant to the express terms of each applicable Terminated Contract) (the "Vendor Terminations").

5.2.6

A closing statement executed by such Seller.

5.2.7

A title affidavit or at such Seller's option an indemnity, as applicable, in the customary form reasonably acceptable to such Seller to enable Title Insurer to delete the standard exceptions to the title insurance policy set forth in this Contract (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitment; provided that such affidavit does not subject such Seller to any greater liability, or impose any additional obligations, other than as set forth in this Contract; and

5.2.8

A certification of such Seller's non-foreign status pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended.

5.2.9

Resolutions, certificates of good standing, and such other organizational documents as Title Insurer shall reasonably require evidencing such Seller's authority to consummate this transaction.

5.2.10

An updated Rent Roll reflecting the information required in Section 3.5.3; provided, however, that the content of such updated Rent Roll shall in no event expand or modify the conditions to Purchaser's obligation to close as specified under Section 8.1.

5.2.11

An Assignment of HAP Contract in the form attached hereto as Exhibit I (with such changes as may be required by HUD) (the "Assignment of HAP Contract").

5.2.12

A  HAP Voucher Assignment Agreement in the form and content required by the Housing Authority (and reasonably approved by Seller).

5.2.13

With respect to Hunt Club and North Slope, a signed Assignment and Assumption of LURA (the "LURA Assignment Form") in a form and content required by the Issuer and Trustee (and as reasonably approved by the applicable Seller).

5.2.14

With respect to the Properties situate in South Carolina, (i) a Transferor Affidavit under SC Code Section 12-54-124 or in the alternative a South Carolina Form C-268 and (ii) a South Carolina Department of Revenue Form I-295, Seller's Affidavit.

5.3

Purchaser Closing Deliveries.  No later than 1 Business Day prior to the Closing Date (except for the balance of the Purchase Price which is to be delivered at the time specified in Section 2.2.4), Purchaser shall deliver to the Escrow Agent (for disbursement to the applicable Seller upon the Closing) the following items with respect to each Property being conveyed at such Closing:

5.3.1

The full Purchase Price for such Property (with credit for the Applicable Share of the Deposit) and, if applicable for an Assumption Property, the Loan Balance, plus or minus the adjustments or prorations required by this Contract.

5.3.2

A title affidavit (or at Purchaser's option an indemnity) pertaining to Purchaser's activity on the applicable Property prior to Closing, in the customary form reasonably acceptable to Purchaser, to enable Title Insurer to delete the standard exceptions to the title insurance policy set forth in this Contract (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitment; provided that such affidavit does not subject Purchaser to any greater liability, or impose any additional obligations, other than as set forth in this Contract.

5.3.3

Any declaration or other statement which may be required to be submitted to the local assessor with respect to the terms of the sale of such Property.

5.3.4

A closing statement executed by Purchaser.

5.3.5

A countersigned counterpart of the General Assignment.

5.3.6

A countersigned counterpart of the Leases Assignment.

5.3.7

Notification letters to all Tenants at such Property prepared and executed by Purchaser in the form attached hereto as Exhibit G.

5.3.8

The Vendor Terminations (Purchaser shall be solely responsible for identifying each of the Terminated Contracts (subject to the terms and conditions of Section 3.6) and addressing and preparing each of the Vendor Terminations for execution by Purchaser and the applicable Seller).

5.3.9

Any cancellation fees or penalties due to any vendor under any Terminated Contract as a result of the termination thereof.

5.3.10

Resolutions, certificates of good standing, and such other organizational documents as Title Insurer shall reasonably require evidencing Purchaser's authority to consummate this transaction.

5.3.11

With respect to an Assumption Property, all documents, instruments, guaranties, Assumption Lender Fees, Required Loan Fund Amounts, and other items or funds required by the applicable Lender to cause the applicable Loan Assumption and Release.

5.3.12

A countersigned counterpart of the Assignment of HAP Contract.

5.3.13

A HAP Voucher Assignment Agreement in form and content required by the Housing Authority (and reasonably approved by Purchaser).

5.3.14

With respect to Hunt Club and North Slope, a countersigned LURA Assignment Form in form and content required by the Issuer and Trustee (and as reasonably approved by Purchaser).

5.4

Closing Prorations and Adjustments.  The prorations set forth in this Section 5.4 shall be on a Property-by-Property basis and not among, or between, Properties, and shall not be allocated on an Applicable Share basis.

5.4.1

General.  With respect to each Property, all normal and customarily proratable items, including, without limitation, collected rents, operating expenses, personal property taxes, other operating expenses and fees, shall be prorated as of the Closing Date, the applicable Seller being charged or credited, as appropriate, for all of the same attributable to the period up to the Closing Date (and credited for any amounts paid by the applicable Seller attributable to the period on or after the Closing Date, if assumed by Purchaser) and Purchaser being responsible for, and credited or charged, as the case may be, for all of the same attributable to the period on and after the Closing Date.  Each Seller shall prepare a proration schedule (the "Proration Schedule") of the adjustments described in this Section 5.4 prior to Closing.  Such adjustments shall be paid by Purchaser to the applicable Seller (if the prorations result in a net credit to such Seller) or by such Seller to Purchaser (if the prorations result in a net credit to Purchaser for such Property), by increasing or reducing the cash to be paid by Purchaser at Closing for such Property.

5.4.2

Operating Expenses.  With respect to each Property, all of the operating, maintenance, taxes (other than real estate taxes, such as rental taxes), and other expenses incurred in operating such Property that such Seller customarily pays, and any other costs incurred in the ordinary course of business for the management and operation of such Property, shall be prorated on an accrual basis.  Each Seller shall pay all such expenses that accrue prior to Closing and Purchaser shall pay all such expenses that accrue from and after the Closing Date.

5.4.3

Utilities.  With respect to each Property, the final readings and final billings for utilities will be made if possible as of the Closing Date, in which case each Seller shall pay all such bills as of the Closing Date and no proration shall be made at the Closing with respect to utility bills.  Otherwise, a proration shall be made based upon the parties' reasonable good faith estimate and a readjustment made within 30 days after the Closing, if necessary.  Each Seller shall be entitled to the return of any deposit(s) posted by it with any utility company, and such Seller shall notify each utility company serving its Property to terminate its account, effective as of noon on the Closing Date.

5.4.4

Real Estate Taxes.  Any real estate ad valorem or similar taxes for a Property, or any installment of assessments payable in installments which installment is payable in the calendar year of Closing, shall be prorated to the date of Closing, based upon actual days involved and on an actual tax year basis (i.e., July 1 to June 30 period in North Carolina and the calendar year in South Carolina).  The proration of real property taxes or installments of assessments shall be based upon the assessed valuation and tax rate figures (assuming payment at the earliest time to allow for the maximum possible discount) for the tax year in which the Closing occurs to the extent the same are available; provided, however, that in the event that actual figures (whether for the assessed value of such Property or for the tax rate) for the tax year of Closing are not available at the Closing Date, the proration shall be made using figures from the preceding tax year (assuming payment at the earliest time to allow for the maximum possible discount).  The proration of real property taxes or installments of assessments shall be final and not subject to re-adjustment after Closing.

5.4.5

Property Contracts.  Purchaser shall assume at Closing the obligations under the Property Contracts assumed by Purchaser; however, operating expenses shall be prorated under Section 5.4.2.

5.4.6

Leases.

5.4.6.1

With respect to each Property, all collected rent (whether fixed monthly rentals, additional rentals, escalation rentals, retroactive rentals, operating cost pass-throughs or other sums and charges payable by Tenants under the Leases), income and expenses from any portion of a Property shall be prorated as of the Closing Date (prorated for any partial month).  Purchaser shall receive all collected rent and income attributable to dates from and after the Closing Date.  Each Seller shall receive all collected rent and income attributable to dates prior to the Closing Date.  Notwithstanding the foregoing, no prorations shall be made in relation to either (a) non-delinquent rents which have not been collected as of the Closing Date, or (b) delinquent rents existing, if any, as of the Closing Date (the foregoing (a) and (b) referred to herein as the "Uncollected Rents").  In adjusting for Uncollected Rents, no adjustments shall be made in a Seller's favor for rents which have accrued and are unpaid as of the Closing, but Purchaser shall pay to such Seller such accrued Uncollected Rents as and when collected by Purchaser.  Purchaser agrees to bill Tenants of the Properties for all Uncollected Rents and to take reasonable actions to collect Uncollected Rents.  After the Closing, each Seller shall continue to have the right, but not the obligation, in its own name, to demand payment of and to collect Uncollected Rents owed to such Seller by any Tenant, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant and the delivery of the Leases Assignment shall not constitute a waiver by any Seller of such right.  Purchaser agrees to cooperate with each Seller in connection with all efforts by such Seller to collect such Uncollected Rents and to take all steps, whether before or after the Closing Date, as may be necessary to carry out the intention of the foregoing, including, without limitation, the delivery to each Seller, within 7 days after a written request, of any relevant books and records (including, without limitation, rent statements, receipted bills and copies of tenant checks used in payment of such rent), the execution of any and all consents or other documents, and the undertaking of any act reasonably necessary for the collection of such Uncollected Rents by such Seller; provided, however, that Purchaser's obligation to cooperate with a Seller pursuant to this sentence shall not obligate Purchaser to commence any legal action to collect Uncollected Rents, terminate any Tenant Lease with an existing Tenant or evict any existing Tenant from a Property.

5.4.6.2

At Closing, with respect to each Property, Purchaser shall receive a credit against the applicable Purchase Price in an amount equal to the received and unapplied balance of all cash (or cash equivalent) Tenant Deposits, including, but not limited to, security, damage or other refundable deposits required to be paid by any of the Tenants to secure their respective obligations under the Leases, together, in all cases, with any interest payable to the Tenants thereunder as may be required by their respective Tenant Lease or state law (the "Tenant Security Deposit Balance").  Any cash (or cash equivalents) held by a Seller which constitutes the Tenant Security Deposit Balance shall be retained by the applicable Seller in exchange for the foregoing credit against the applicable Purchase Price and shall not be transferred by such Seller pursuant to this Contract (or any of the documents delivered at Closing), but the obligation with respect to the Tenant Security Deposit Balance nonetheless shall be assumed by Purchaser.  The Tenant Security Deposit Balance shall not include any non-refundable deposits or fees paid by Tenants to any Seller, either pursuant to the Leases or otherwise.

5.4.6.3

With respect to operating expenses, taxes, utility charges, other operating cost pass-throughs, retroactive rental escalations, sums or charges payable by Tenants under the Tenant Leases for a Property, to the extent that the applicable Seller has received as of the Closing payments allocable to periods subsequent to Closing, the same shall be properly prorated with an adjustment in favor of Purchaser, and Purchaser shall receive a credit therefor at Closing for such Property.  With respect to any payments received by Purchaser after the Closing allocable to a Seller prior to Closing, Purchaser shall promptly pay the same to the applicable Seller.

5.4.7

Existing Loan-Payoff Properties.  This Section 5.4.7 shall be applicable only to Payoff Properties.  On the Closing Date, a sufficient amount of the proceeds of the Purchase Price will be used to pay the outstanding principal balance of the applicable Note together with all interest accrued under such Note prior to the Closing Date (the "Loan Payoff").  Any existing reserves, impounds and other accounts maintained in connection with the Loan shall be released in Good Funds to the applicable Seller unless credited by Lender against the amount due under the Note.

5.4.8

[Intentionally Omitted]

5.4.9

 Insurance.  No proration shall be made in relation to insurance premiums and insurance policies will not be assigned to Purchaser.

5.4.10

Employees.  All of each Seller's and each Seller's manager's on-site employees shall have their employment at the applicable Property terminated as of the Closing Date.

5.4.11

Closing Costs.  With respect to each Property, Purchaser shall pay any mortgage assumption (if applicable), sales, use, gross receipts or similar taxes, the cost of recording any instruments required to discharge any liens or encumbrances against such Property, any premiums or fees required to be paid by Purchaser with respect to the applicable Title Policy pursuant to Section 4.1, and one-half of the customary closing costs of the Escrow Agent.  Each Seller shall pay deed transfer taxes, the base premium for its Title Policy to the extent required by Section 4.1, and one-half of the customary closing costs of the Escrow Agent.

5.4.12

Intentionally Omitted.

5.4.13

Possession.  Possession of each Property, subject to the Leases, Property Contracts which are not identified as Terminated Contracts during the Feasibility Period (subject to the limitations of Section 3.6), and Permitted Exceptions, shall be delivered to Purchaser at the Closing upon release from escrow of all items to be delivered by Purchaser pursuant to Section 5.3, including, without limitation, the applicable Purchase Price.  To the extent reasonably available to each Seller, originals or copies of its Leases and Property Contracts, lease files, warranties, guaranties, operating manuals, keys to the property, and such Seller's books and records relating to its Property to be conveyed by such Seller (other than proprietary information) (collectively, "Seller's Property-Related Files and Records") regarding the applicable Property shall be made available to Purchaser at such Property after the Closing.  Purchaser agrees, for a period of not less than 3 years after the Closing (the "Records Hold Period"), to (a) provide and allow the applicable Seller reasonable access to Seller's Property-Related Files and Records for purposes of inspection and copying thereof, and (b) reasonably maintain and preserve Seller's Property-Related Files and Records.  If at any time after the Records Hold Period, Purchaser desires to dispose of any Seller's Property-Related Files and Records, Purchaser must first provide the applicable Seller prior written notice (the "Records Disposal Notice").  Such Seller shall have a period of 30 days after receipt of the Records Disposal Notice to enter the applicable Property (or such other location where such records are then stored) and remove or copy those of Seller's Property-Related Files and Records that such Seller desires to retain.  Purchaser agrees (i) to include the covenants of this Section 5.4.13 pertaining to Seller's Property-Related Files and Records in any management contract for each Property (and to bind the manager thereunder to such covenants), and (ii) to bind any future purchaser of such Property to the covenants of this Section 5.4.13 pertaining to Seller's Property-Related Files and Records.  Purchaser shall indemnify, hold harmless and, if requested by each Seller (in such Seller's sole discretion), defend (with counsel approved by such Seller) such Seller's Indemnified Parties from and against any and all Losses arising from or related to Purchaser's failure to comply with the provisions of this Section 5.4.13.

5.4.14

Tax Appeals.  Purchaser acknowledges that the Tax Appeal Sellers have filed appeals (each, an "Appeal") with respect to real estate ad valorem or other similar property taxes applicable to the Tax Appeal Properties (the "Property Taxes").

5.4.14.1

If such Appeal relates to any Tax Year (defined below) prior to the Tax Year in which the Closing occurs, each Tax Appeal Seller shall be entitled, in such Tax Appeal Seller's sole discretion, to continue to pursue such Appeal after the Closing Date, and, in the event that the Appeal is successful in reducing the amount of Property Taxes payable with respect to any such prior Tax Year, each Tax Appeal Seller shall be entitled to the full amount of any rebate, refund or reduction (collectively, a "Refund") resulting from the Appeal.  No Tax Appeal Seller shall be obligated to continue to pursue any Appeal with respect to the applicable Tax Appeal Property, including, without limitation, any Appeal that relates to a Tax Year during or after the Tax Year in which Closing occurs.

5.4.14.2

If such Appeal relates to the Tax Year in which Closing occurs, then, prior to the Closing, each Tax Appeal Seller shall notify Purchaser whether such Tax Appeal Seller desires to continue to process the Appeal from and after the Closing Date.  If a Tax Appeal Seller fails to notify Purchaser of its election to continue the Appeal, such Tax Appeal Seller will be deemed to have elected not to continue the Appeal from and after the Closing Date and the provisions of Section 5.4.14.2(b) shall apply.

5.4.14.2.1

If a Tax Appeal Seller elects to continue the Appeal, then, from and after the Closing Date, such Tax Appeal Seller agrees that it will continue, at such Tax Appeal Seller’s sole cost and expense, to reasonably process the Appeal to conclusion with the applicable taxing authority (including any further appeals which such Tax Appeal Seller deems reasonable to pursue).  In the event that the Appeal is successful in reducing the amount of Property Taxes payable with respect to the Tax Year in which Closing occurs, then Purchaser and such Tax Appeal Seller shall share any Refund on a pro rata basis (in accordance with the number of days in the Tax Year of Closing that each held title to the applicable Tax Appeal Property) after first reimbursing such Tax Appeal Seller for its actual, reasonable and documented third-party costs (collectively, the "Third-Party Costs") incurred in connection with the Appeal.  If Third-Party Costs equal or exceed the amount of the Award, then each Tax Appeal Seller shall be entitled to the full amount of the Award.

5.4.14.2.2

If a Tax Appeal Seller does not elect to continue the Appeal, then, from and after the Closing Date, Purchaser agrees that it will continue, at Purchaser's sole cost and expense, to reasonably process the Appeal to conclusion with the applicable taxing authority (including any further appeals which Purchaser deems reasonable to pursue).  In the event that the Appeal is successful in reducing the amount of Property Taxes payable with respect to the Tax Year in which Closing occurs, then Purchaser and each Tax Appeal Seller shall share any Refund on a pro rata basis (in accordance with the number of days in the Tax Year of Closing that each held title to the applicable Tax Appeal Property) after first reimbursing each of Purchaser and each Tax Appeal Seller for their respective Third-Party Costs incurred in connection with the Appeal.  If Third-Party Costs equal or exceed the amount of the Award, then the Award shall be applied to such Third-Party Costs on a pro rata basis, with each of Purchaser and the applicable Tax Appeal Seller receiving a portion of the Award equal to the product of (i) a fraction, the numerator of which is the respective party's Third-Party Costs, and the denominator of which is the total of both parties' Third-Party Costs, and (ii) the amount of the Award.

5.4.14.3

Purchaser shall notify each Tax Appeal Seller within 5 Business Days after receipt of any Refund check, and agrees to pay the applicable Tax Appeal Seller its Third-Party Costs plus such Tax Appeal Seller's pro rata share of the Refund no later than 10 Business Days after Purchaser's receipt of the Refund.

5.4.14.4

For purposes of this Section 5.4.14, "Tax Year" shall mean each 12-month period for which the applicable taxing authority assesses Property Taxes, which may or may not be a calendar year.

5.4.15

HAP Payments and Seller Vouchers.  To the extent that, at the Closing, there are accrued but unpaid amounts due to the Property under any HAP or HAP Voucher Contract, then to the extent the applicable HAP Seller or Purchaser receive such amounts at any time after Closing, then such amounts shall be prorated in the same manner as other income of the applicable HAP Property, with the applicable HAP Seller receiving HAP payments attributable to dates prior to Closing, and Purchaser receiving HAP payments attributable to dates from and after the Closing Date.

5.4.16

Survival.  The provisions of this Section 5.4 shall survive the Closing and delivery of the Deed to Purchaser.

5.5

Post Closing Adjustments.  In general, and except as provided in this Contract or the Closing Documents, each Seller shall be entitled to all income, and shall pay all expenses, relating to the operation of its Property for the period prior to the Closing Date and Purchaser shall be entitled to all income, and shall pay all expenses, relating to the operation of such Property for the period commencing on and after the Closing Date.  Purchaser or a Seller may request that Purchaser and such Seller undertake to re-adjust any item on the Proration Schedule (or any item omitted therefrom) in accordance with the provisions of Section 5.4 of this Contract; provided, however, that neither party shall have any obligation to re-adjust any items for any Property (a) after the expiration of 60 days after Closing, or (b) subject to such 60-day period, unless such items exceed $5,000.00 in magnitude (either individually or in the aggregate) with respect to such Property.  The provisions of this Section 5.5 shall survive the Closing and delivery of the Deeds to Purchaser.

ARTICLE VI
REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER

6.1

Seller's Representations.  Except, in all cases, for any fact, information or condition disclosed in the Title Documents, the Permitted Exceptions, the Property Contracts, or the Materials, or which is otherwise known by Purchaser prior to the Closing, each Seller, individually and severally with respect only to itself and its Property, represents and warrants to Purchaser the following (collectively, the "Seller's Representations") as of the Effective Date and as of the Closing Date (provided that Purchaser's remedies if any such Seller's Representations are untrue as of the Closing Date are limited to those set forth in Section 8.1):

6.1.1

Such Seller is validly existing and in good standing under the laws of the state of its formation set forth on the Seller Information Schedule; and, subject to Section 8.2.4, and any required approvals from HUD and the Housing Authority, and the LURA Approvals, has or at the Closing shall have the entity power and authority to sell and convey its Property and to execute the documents to be executed by such Seller and prior to the Closing will have taken as applicable, all corporate, partnership, limited liability company or equivalent entity actions required for the execution and delivery of this Contract, and the consummation of the transactions contemplated by this Contract.  The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any contract to which such Seller is a party or by which such Seller is otherwise bound, which conflict, breach or default would have a material adverse affect on such Seller's ability to consummate the transaction contemplated by this Contract or on the Property.  Subject to Section 8.2.4, the approvals and consents required from a Lender, HUD, the Housing Authority, and the LURA Approvals, this Contract is a valid, binding and enforceable agreement against such Seller in accordance with its terms;

6.1.2

Other than the Leases, such Seller's Property is not subject to any written lease executed by such Seller or, to such Seller's knowledge, any other possessory interests of any person;

6.1.3

Such Seller is not a "foreign person," as that term is used and defined in the Internal Revenue Code, Section 1445, as amended;

6.1.4

Except as set forth on the Seller Information Schedule and for (a) any actions by such Seller to evict Tenants under its Leases, or (b) any matter covered by such Seller's current insurance policy(ies), to such Seller's knowledge, there are no actions, proceedings, litigation or governmental investigations or condemnation actions either pending or threatened against such Seller's Property;

6.1.5

To such Seller's knowledge, such Seller has not received any written notice from a governmental agency of any uncured material violations of any federal, state, county or municipal law, ordinance, order, regulation or requirement affecting such Seller's Property other than normal regulatory correspondence from HUD or HUD's HAP Contract Administration; and

6.1.6

To such Seller's knowledge, such Seller has not received any written notice of any material default by such Seller under any of its Property Contracts that will not be terminated on the Closing Date.

6.1.7

To such Seller's knowledge, the Rent Roll for such Seller's Property (as updated pursuant to Section 5.2.10 is accurate in all material respects.

6.2

AS-IS.  Except for Seller's Representations, each Property is expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS."  The Purchase Price for each Property and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Purchaser shall have the benefit of, and is not relying upon, any information provided by Sellers or Broker or statements, representations or warranties, express or implied, made by or enforceable directly against Sellers or Broker, including, without limitation, any relating to the value of any Property, the physical or environmental condition of any Property, any state, federal, county or local law, ordinance, order or permit; or the suitability, compliance or lack of compliance of any Property with any regulation, or any other attribute or matter of or relating to any Property (other than any covenants of title contained in the Deed conveying a Property and Seller's Representations with respect to such Property).  Purchaser agrees that Sellers shall not be responsible or liable to Purchaser for any defects, errors or omissions, or on account of any conditions affecting the Properties.  Purchaser, its successors and assigns, and anyone claiming by, through or under Purchaser, hereby fully releases each of Seller's Indemnified Parties from, and irrevocably waives its right to maintain, any and all claims and causes of action that it or they may now have or hereafter acquire against any Seller's Indemnified Parties with respect to any and all Losses arising from or related to any defects, errors, omissions or other conditions affecting the Properties.  Purchaser represents and warrants that, as of the date hereof and as of the Closing Date, it has and shall have reviewed and conducted such independent analyses, studies (including, without limitation, environmental studies and analyses concerning the presence of lead, asbestos, water intrusion and/or fungal growth and any resulting damage, PCBs and radon in and about the Properties), reports, investigations and inspections as it deems appropriate in connection with the Properties.  If Sellers provide or have provided any documents, summaries, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Properties, including, without limitation, the offering prepared by Broker, Purchaser and Sellers agree that Sellers have done so or shall do so only for the convenience of the parties, Purchaser shall not rely thereon and the reliance by Purchaser upon any such documents, summaries, opinions or work product shall not create or give rise to any liability of or against any Seller's Indemnified Parties.  Purchaser shall rely only upon any title insurance obtained by Purchaser with respect to title to the Properties.  Purchaser acknowledges and agrees that no representation has been made and no responsibility is assumed by Sellers with respect to current and future applicable zoning or building code requirements or the compliance of the Properties with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the Properties, the continuation of contracts, continued occupancy levels of the Properties, or any part thereof, or the continued occupancy by tenants of any Leases or, without limiting any of the foregoing, occupancy at Closing.  Prior to Closing, each Seller shall have the right, but not the obligation, to enforce its rights against any and all of its Property occupants, guests or tenants.  Purchaser agrees that the departure or removal, prior to Closing, of any of such guests, occupants or tenants shall not be the basis for, nor shall it give rise to, any claim on the part of Purchaser, nor shall it affect the obligations of Purchaser under this Contract in any manner whatsoever; and Purchaser shall close title and accept delivery of the applicable Deed with or without such tenants in possession and without any allowance or reduction in the applicable Purchase Price under this Contract.  Purchaser hereby releases Sellers from any and all claims and liabilities relating to the foregoing matters. The provisions of this Section 6.2 shall survive the Closing and delivery of the Deeds to Purchaser.

6.3

Survival of Seller's Representations.  Sellers and Purchaser agree that Seller's Representations shall survive Closing for a period of 6 months (the "Survival Period").  No Seller shall have liability after the Survival Period with respect to any of its Seller's Representations contained herein except to the extent that Purchaser has requested arbitration against such Seller during the Survival Period for breach of any of such Seller's Representations.  Each Seller shall be liable only for the breach of its own Seller's Representations.  Further, the liability for each Seller for breach of its Seller's Representations shall be limited to, and capped at, an amount equal to 1.59% of the Purchase Price for such Seller's Property for which a breach of Seller's Representations occurred, on a Property-by-Property basis if a Seller is selling more than one Property.  Such cap on liability shall apply for any individual breach or in the aggregate for all breaches of such Seller's Representations with respect to such Property.  Purchaser shall not be entitled to bring any claim for a breach of Seller's Representations unless the claim for damages (either in the aggregate or as to any individual claim) by Purchaser for a Property exceeds $5,000.  In the event that a Seller breaches any representation contained in Section 6.1 and Purchaser had knowledge of such breach prior to the Closing Date, Purchaser shall be deemed to have waived any right of recovery, and such Seller shall not have any liability in connection therewith.

6.4

Definition of Seller's Knowledge.  Any representations and warranties made "to the knowledge of [such] Seller" shall not be deemed to imply any duty of inquiry.  For purposes of this Contract, the term Seller's "knowledge" shall mean and refer only to actual knowledge of the Regional Property Manager of such Seller and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of such Seller, or any affiliate of such Seller, or to impose upon such Regional Property Manager any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Regional Property Manager any individual personal liability.

6.5

Representations And Warranties Of Purchaser.  For the purpose of inducing Sellers to enter into this Contract and to consummate the sale and purchase of the Properties in accordance herewith, Purchaser represents and warrants to Sellers the following as of the Effective Date and as of the Closing Date:

6.5.1

Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Canada.

6.5.2

Purchaser, acting through any of its or their duly empowered and authorized officers or members, has all necessary entity power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Contract, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and no consent of any of Purchaser's partners, directors, officers or members are required to so empower or authorize Purchaser.  The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any contract to which Purchaser is a party or by which Purchaser is otherwise bound, which conflict, breach or default would have a material adverse affect on Purchaser's ability to consummate the transaction contemplated by this Contract.  This Contract is a valid, binding and enforceable agreement against Purchaser in accordance with its terms.

6.5.3

No pending or, to the knowledge of Purchaser, threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Contract or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to Sellers.

6.5.4

Other than Seller's Representations, Purchaser has not relied on any representation or warranty made by Sellers or any representative of Sellers (including, without limitation, Broker) in connection with this Contract and the acquisition of the Properties.

6.5.5

The Broker and its affiliates do not, and will not at the Closing, have any direct or indirect legal, beneficial, economic or voting interest in Purchaser (or in an assignee of Purchaser, which pursuant to Section 13.3, acquires any Property at the Closing), nor has Purchaser or any affiliate of Purchaser granted (as of the Effective Date or the Closing Date) the Broker or any of its affiliates any right or option to acquire any direct or indirect legal, beneficial, economic or voting interest in Purchaser.

6.5.6

In the event Purchaser intends to assume a HAP Contract, neither Purchaser nor any affiliate of Purchaser (as defined in 24 CFR § 200.215) has been debarred, suspended, or voluntarily excluded from participation in any federal grant or procurement program or any program of a state government or agency, or has been the subject of a limited denial of participation issued pursuant to 24 CFR Part 24, Subpart G, or has been denied approval for participation in a HUD project pursuant to 24 CFR Part 200, subpart H, at any time during the 10 years preceding the date of this Contract.

6.5.7

In the event Purchaser intends to assume a HAP Contract, no approval of Purchaser or any affiliate of Purchaser (as defined in 24 CFR § 200.215) for participation in a HUD project pursuant to 24 CFR Part 200, Subpart H, has been delayed for more than 30 days after submission of HUD Form 2530, nor have any of them been denied preliminary approval (or not received preliminary approval within 90 days of application therefore) as transferee under a transfer of physical assets application requiring full or modified review, in each case within the 12 calendar months preceding the date of this Contract.

6.5.8

Purchaser is not a Prohibited Person.

6.5.9

To Purchaser's knowledge, none of its investors, affiliates or brokers or other agents (if any), acting or benefiting in any capacity in connection with this Contract is a Prohibited Person.

6.5.10

The funds or other assets Purchaser will transfer to Seller under to this Contract are not the property of, or are beneficially owned, directly or indirectly, by a Prohibited Person.

6.5.11

The funds or other assets Purchaser will transfer to Seller under this Contract are not the proceeds of specified unlawful activity as defined by 18 U.S.C. § 1956(c)(7).

The provisions of this Section 6.5 shall survive the Closing and delivery of the Deed to Purchaser.

ARTICLE VII
OPERATION OF THE PROPERTIES

7.1

Leases and Property Contracts.  During the period of time from the Effective Date to the Closing Date, in the ordinary course of business each Seller may, with respect to its Property, enter into new Property Contracts, new Leases, renew existing Leases or modify, terminate or accept the surrender or forfeiture of any of the Leases, modify any Property Contracts, or institute and prosecute any available remedies for default under any Lease or Property Contract without first obtaining the written consent of Purchaser; provided, however, each Seller agrees that any such new Property Contracts or any new or renewed Leases shall not have a term in excess of 1 year (or such longer period of time for which such Property Contracts or Leases are entered into by such Seller in the ordinary course of its operation of its Property) without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed; provided, further, however, each Seller agrees that any such new Property Contracts entered into after the expiration of the Feasibility Period shall be terminable upon not more than 30 days notice to the vendor without penalty or costs thereunder, unless Purchaser gives its prior written consent, which consent shall not be unreasonably withheld.  Notwithstanding anything in the Agreement to the contrary, at any time between the Effective Date and the Closing, each HAP Seller may elect, in such HAP Seller's sole discretion, to adjust rents for a HAP Property to the extent required pursuant to OCAF (Operating Cost Adjustment Factors).

7.2

General Operation of Property.  Except as specifically set forth in this Article 7, each Seller shall operate its Property after the Effective Date in the ordinary course of business, and except as necessary in such Seller's sole discretion to address (a) any life or safety issue at its Property or (b) any other matter which in such Seller's reasonable discretion materially adversely affects the use, operation or value of such Property, such Seller will not make any material alterations to its Property or remove any material Fixtures and Tangible Personal Property without the prior written consent of Purchaser which consent shall not be unreasonably withheld, denied or delayed.  Notwithstanding anything in the Agreement to the contrary, at any time between the Effective Date and the Closing, each HAP Seller may elect, at such HAP Seller's sole discretion, to renew the HAP Contract and/or the HAP Voucher Contract for the Property.

7.3

Liens.  Other than utility easements and temporary construction easements granted by a Seller in the ordinary course of business, each Seller covenants that it will not voluntarily create or cause any lien or encumbrance to attach to its Property between the Effective Date and the Closing Date (other than Leases and Property Contracts as provided in Section 7.1) unless Purchaser approves such lien or encumbrance, which approval shall not be unreasonably withheld or delayed.  If Purchaser approves any such subsequent lien or encumbrance, the same shall be deemed a Permitted Encumbrance for all purposes hereunder.

7.4

Pre-Closing Improvements.  The Riverwinds at St. Andrews Seller agrees, prior to Closing, to complete the installation of a new roof on the Riverwinds at St. Andrews Property in accordance with the description set forth on Schedule 7.4.  In addition, the Essex Seller agrees, prior to Closing, to complete the work on the clubhouse located on the Essex Property in accordance with the description set forth on Schedule 7.4.  In addition, the Essex Seller agrees, prior to Closing, to complete installation of new appliances at the Essex Property as described in more detail on Schedule 7.4; provided, however, that for each unit at the Essex Property in which new appliances have not been installed as of the Closing Date, Purchaser shall receive a credit at the Closing of $1314 per unit (or a portion thereof if some of the appliances have been installed as to any particular unit).

ARTICLE VIII
CONDITIONS PRECEDENT TO CLOSING

8.1

Purchaser's Conditions to Closing.  Subject to the provisions of this Section 8.1, Purchaser's obligation to close under this Contract, shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

8.1.1

All of the documents required to be delivered by Sellers to Purchaser at the Closing pursuant to the terms and conditions hereof shall have been delivered;

8.1.2

Each of Seller's Representations shall be true in all material respects as of the Closing Date;

8.1.3

Each Seller shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by such Seller hereunder; and

8.1.4

No Seller nor any of Seller's general partners shall be a debtor in any bankruptcy proceeding nor shall have been in the last 6 months a debtor in any bankruptcy proceeding.

Notwithstanding anything to the contrary, there are no other conditions on Purchaser's obligation to Close except as expressly set forth in this Section 8.1.

If any condition set forth in Sections 8.1.1, 8.1.2, 8.1.3 or 8.1.4 is not met, Purchaser may (a) waive any of the foregoing conditions and proceed to Closing on the Closing Date with no offset or deduction from the Purchase Price for any Property, or (b) notify Seller's Representative (a "Termination Notice") in writing of Purchaser's decision to terminate this Contract for the Property for which there was such a failure of condition or default and receive a return of the Applicable Share of the Deposit (excluding, except if failure is caused by a default by a Seller hereunder, the Applicable Share of the Non-Refundable Initial Deposit Component) from the Escrow Agent (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Applicable Share of the Deposit).  If Seller's Representative receives a Termination Notice, Seller's Representative may, within 3 Business Days after receiving the Termination Notice, give Purchaser written notice (a "Reinstatement Notice") that Purchaser either must purchase all of the Properties or terminate this Contract for all of the Properties.  Purchaser shall, within 3 Business Days after receiving a Reinstatement Notice, give Seller's Representative written notice of whether it desires to purchase all of the Properties or terminate this Contract in its entirety; Purchaser's failure to provide Seller's Representative with written notice that it desires to terminate this Contract in its entirety shall be deemed Purchaser's decision to purchase all of the Properties.

8.2

Sellers' Conditions to Closing.  Without limiting any of the rights of any Seller elsewhere provided for in this Contract, each Seller's obligation to close with respect to conveyance of its Property under this Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

8.2.1

All of the documents and funds required to be delivered by Purchaser to Seller at the Closing pursuant to the terms and conditions hereof shall have been delivered;

8.2.2

Each of the representations, warranties and covenants of Purchaser contained herein shall be true in all material respects as of the Closing Date;

8.2.3

Purchaser shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Purchaser hereunder;

8.2.4

Such Seller shall have received all consents, documentation and approvals necessary to consummate and facilitate the transactions contemplated hereby, including, without limitation, a tax free exchange pursuant to Section 13.19 (and the amendment of such Seller's (or such Seller's affiliates' partnership or other organizational documents in connection therewith) (a) from Seller's unaffiliated partners, members, managers, shareholders or directors to the extent required by Seller's (or Seller's affiliates') organizational documents, and (b) as required by law;

8.2.5

[Intentionally left blank]

8.2.6

[Intentionally left blank]

8.2.7

There shall not be pending or, to the knowledge of either Purchaser or the applicable Seller, any litigation or threatened litigation which, if determined adversely, would restrain the consummation of any of the transactions contemplated by this Contract or declare illegal, invalid or nonbinding any of the covenants or obligations of the Purchaser.

8.2.8

The West Winds Seller and the applicable Lender shall have received any consents from the U.S. Department of Housing and Urban Development to payoff the Loan on the West Winds Property and release the Deed of Trust applicable thereto;

8.2.9

HUD Approval of the HAP Assumption has been obtained for the Riverwinds at St. Andrews Property;

8.2.10

The HAP Voucher Approval is obtained and the HAP Voucher Assumption occurs for the West Winds Property; and

8.2.11

The LURA Assumption has occurred with respect to both the Hunt Club and North Slope Properties.

If any of the foregoing conditions in Sections 8.2.1 through and including 8.2.11 to a Seller's obligation to close with respect to conveyance of its Property under this Contract are not met, such Seller may (a) waive any of the foregoing conditions and proceed to Closing on the Closing Date, (b) terminate this Contract either in its entirety or with respect to its Property, and, if such failure constitutes a default by Purchaser, exercise any of its remedies under Section 10.1.  If a Seller terminates this Contract with respect to its Property, the remaining Sellers may elect either to terminate this Contract or proceed to close the remaining Properties.  The termination of this Contract by any Seller pursuant to this Section 8.2 shall be exercised by written notice from Seller's Representative to Purchaser by 12:00 p.m. (of the time zone in which the Escrow Agent is located) of the Closing Date.

ARTICLE IX
BROKERAGE

9.1

Indemnity.  Each Seller, severally and individually, represents and warrants to Purchaser and Purchaser represents and warrants to each Seller that it has not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Contract, and each party agrees to indemnify, hold harmless, and, if requested in the sole and absolute discretion of the indemnitee, defend (with counsel approved by the indemnitee) the other party from and against all Losses relating to brokerage commissions and finder's fees arising from or attributable to the acts or omissions of the indemnifying party.  The provisions of this Section 9.1 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deeds to Purchaser.

9.2

[Intentionally left blank].

9.3

[Intentionally left blank].

ARTICLE X
DEFAULTS AND REMEDIES

10.1

Purchaser Default.  If Purchaser defaults in its obligations hereunder to (a) deliver the Initial Deposit or Additional Deposit (or any other deposit or payment required of Purchaser hereunder), (b) deliver to Sellers the deliveries specified under Section 5.3 on the date required thereunder, or (c) deliver the Purchase Price for each Property at the time required by Section 2.2.4 and close on the purchase of the Properties on the Closing Date, then, immediately and without notice or cure, Purchaser shall forfeit the Deposit, and the Escrow Agent shall deliver the Applicable Share of the Deposit to each Seller, and neither party shall be obligated to proceed with the purchase and sale of the Properties.  If, Purchaser defaults in any of its other representations, warranties or obligations under this Contract, and such default continues for more than 10 days after written notice from Seller's Representative, then Purchaser shall forfeit the Deposit, and the Escrow Agent shall deliver the Applicable Share of the Deposit to each Seller, and neither party shall be obligated to proceed with the purchase and sale of the Property.  The Deposit is liquidated damages and recourse to the Deposit is, except for Purchaser's indemnity and confidentiality obligations hereunder, Sellers' sole and exclusive remedy for Purchaser's failure to perform its obligation to purchase the Properties or breach of a representation or warranty.  Sellers expressly waive the remedies of specific performance and additional damages for such default by Purchaser.  SELLERS AND PURCHASER ACKNOWLEDGE THAT SELLERS' DAMAGES WOULD BE DIFFICULT TO DETERMINE, AND THAT THE DEPOSIT IS A REASONABLE ESTIMATE OF SELLERS' DAMAGES RESULTING FROM A DEFAULT BY PURCHASER IN ITS OBLIGATION TO PURCHASE THE PROPERTY.  SELLERS AND PURCHASER FURTHER AGREE THAT THIS SECTION 10.1 IS INTENDED TO AND DOES LIQUIDATE THE AMOUNT OF DAMAGES DUE SELLERS, AND SHALL BE SELLERS' EXCLUSIVE REMEDY AGAINST PURCHASER, BOTH AT LAW AND IN EQUITY, ARISING FROM OR RELATED TO A BREACH BY PURCHASER OF ITS OBLIGATION TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS CONTRACT, OTHER THAN WITH RESPECT TO PURCHASER'S INDEMNITY AND CONFIDENTIALITY OBLIGATIONS HEREUNDER.

10.2

Seller Default.  If a Seller, prior to the Closing, defaults in its representations, warranties, covenants, or obligations under this Contract, including to sell its Property as required by this Contract and such default continues for more than 10 days after written notice from Purchaser, then, at Purchaser's election and as Purchaser's sole and exclusive remedy, Purchaser may either (a) seek specific performance of the defaulting Seller's obligations to deliver its Deed pursuant to this Contract (but not damages), or (b) give a Termination Notice to Seller's Representative of Purchaser's decision to terminate this Contract for the Property for which there was such a default and receive a return of the Applicable Share of the Deposit from the Escrow Agent (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Applicable Share of the Deposit).  If Seller's Representative receives a Termination Notice, Seller's Representative may, within 3 Business Days after receiving the Termination Notice, give Purchaser a Reinstatement Notice that Purchaser either must purchase all of the Properties or terminate this Contract for all of the Properties.  Purchaser shall, within 3 Business Days after receiving a Reinstatement Notice, give Seller's Representative notice of whether it desires to purchase all of the Properties or terminate this Contract in its entirety; Purchaser's failure to provide Seller's Representative notice that it desires to terminate this Contract in its entirety shall be deemed Purchaser's decision to purchase all of the Properties.  If this Contract is terminated in whole or in part, Purchaser shall recover the Applicable Share of Deposit for the terminated Properties (subject to Purchaser's obligation under Section 3.5.2 to return all Third Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Materials Deposit) and Purchaser may recover, as its sole recoverable damages (but without limiting its right to receive a refund of the Applicable Share of the Deposit), its direct and actual out-of-pocket expenses and costs (documented by paid invoices to third parties) in connection with the Properties for which this Contract has been terminated, which damages shall not exceed $20,000 per terminated Property.  If this Contract is terminated in whole or in part, Purchaser agrees that it shall promptly deliver to each Seller an assignment of all of Purchaser's right, title and interest in and to (together with possession of) all plans, studies, surveys, reports, and other materials paid for with the out-of-pocket expenses reimbursed by Sellers pursuant to the foregoing sentence.  SELLERS AND PURCHASER FURTHER AGREE THAT THIS SECTION 10.2 IS INTENDED TO AND DOES LIMIT THE AMOUNT OF DAMAGES DUE PURCHASER AND THE REMEDIES AVAILABLE TO PURCHASER, AND SHALL BE PURCHASER'S EXCLUSIVE REMEDY AGAINST SELLERS, BOTH AT LAW AND IN EQUITY ARISING FROM OR RELATED TO A BREACH BY ANY SELLER OF ITS REPRESENTATIONS, WARRANTIES, OR COVENANTS OR ITS OBLIGATION TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS CONTRACT.  UNDER NO CIRCUMSTANCES MAY PURCHASER SEEK OR BE ENTITLED TO RECOVER ANY SPECIAL, CONSEQUENTIAL, PUNITIVE, SPECULATIVE OR INDIRECT DAMAGES, ALL OF WHICH PURCHASER SPECIFICALLY WAIVES, FROM SELLERS FOR ANY BREACH BY A SELLER, OF ITS REPRESENTATIONS, WARRANTIES OR COVENANTS OR ITS OBLIGATIONS UNDER THIS CONTRACT.  PURCHASER SPECIFICALLY WAIVES THE RIGHT TO FILE ANY LIS PENDENS OR ANY LIEN AGAINST ANY PROPERTY UNLESS AND UNTIL IT HAS IRREVOCABLY ELECTED TO SEEK SPECIFIC PERFORMANCE OF THIS CONTRACT AND HAS FILED AN ACTION SEEKING SUCH REMEDY.

ARTICLE XI
RISK OF LOSS OR CASUALTY

11.1

Major Damage.  If a Property is damaged or destroyed by fire or other casualty prior to Closing, and the cost of repair is more than $250,000, then the applicable Seller shall have no obligation to repair such damage or destruction and shall notify Purchaser in writing of such damage or destruction (the "Damage Notice").  Within 10 days after Purchaser's receipt of the Damage Notice, Purchaser may elect at its option to give a Termination Notice for the damaged Property to Seller's Representative.  If Seller's Representative receives a Termination Notice, Seller's Representative may, within 3 Business Days after receiving the Termination Notice, give Purchaser a Reinstatement Notice that Purchaser either must purchase all of the Properties or terminate this Contract for all of the Properties.  Purchaser shall, within 3 Business Days after receiving a Reinstatement Notice, give Seller's Representative notice of whether it desires to purchase all of the Properties or terminate this Contract in its entirety; Purchaser's failure to provide Seller's Representative notice that it desires to terminate this Contract in its entirety shall be deemed Purchaser's decision to purchase all of the Properties.  If this Contract is not terminated, this transaction shall be closed in accordance with the terms of this Contract for the full Purchase Price for the damaged Property notwithstanding any such damage or destruction, and Purchaser shall, at Closing, execute and deliver an assignment and assumption (in a form reasonably required by the applicable Seller) of such Seller's rights and obligations with respect to the insurance claim and related to such casualty, and thereafter Purchaser shall receive all remaining insurance proceeds pertaining to such claim (plus a credit against the applicable Purchase Price at Closing in the amount of any deductible under the applicable Seller's applicable insurance policy, but with such credit reduced on a dollar-for-dollar basis by any amount spent by such Seller (out of funds other than available insurance proceeds) for demolition, site cleaning, restoration or other repairs).  If this Contract is terminated in whole or in part from such damage, Purchaser shall recover the Applicable Share of the Deposit for the terminated Properties (except for the Applicable Share of the Non-Refundable Initial Deposit Component) (subject to Purchaser's obligation under Section 3.5.2 to return all Third Party Reports and information and Materials provided to Purchaser as a pre-condition to a return of the Materials Deposit).

11.2

Minor Damage.  If a Property is damaged or destroyed by fire or other casualty prior to the Closing, and the cost of repair is less than $250,000, this transaction shall be closed in accordance with the terms of this Contract, notwithstanding the damage or destruction; provided, however, the applicable Seller shall make such repairs to the extent of any recovery from insurance carried on such Property if such repairs can be reasonably effected before the Closing.  Subject to Section 11.3, if the applicable Seller is unable to effect such repairs prior to Closing, then Purchaser shall, at Closing, execute and deliver an assignment and assumption (in a form reasonably required by the applicable Seller) of such Seller's rights and obligations with respect to the insurance claim and related to such casualty, and thereafter Purchaser shall receive all remaining insurance proceeds pertaining to such claim (plus a credit against the applicable Purchase Price at Closing in the amount of any deductible under the applicable Seller's applicable insurance policy, but with such credit reduced on a dollar-for-dollar basis by any amount spent by such Seller (out of funds other than available insurance proceeds) spent by such Seller for demolition, site cleaning, restoration or other repairs).

11.3

Repairs.  To the extent that a Seller elects to commence any repair, replacement or restoration of its damaged Property prior to Closing, then such Seller shall be entitled to receive and apply available insurance proceeds to any portion of such repair, replacement or restoration completed or installed prior to Closing, with Purchaser being responsible for completion of such repair, replacement or restoration after Closing from the balance of any available insurance proceeds.  To the extent that any repair, replacement or restoration of a casualty has been commenced by the applicable Seller prior to Closing, then the Property Contracts for such Property shall include, and Purchaser shall assume at Closing, all construction and other contracts entered into by such Seller in connection with such repair, replacement or restoration.  The provisions of this Section 11.3 shall survive the Closing and delivery of the Deeds to Purchaser.

ARTICLE XII
EMINENT DOMAIN

12.1

Eminent Domain.  If, at the time of Closing, any material part of a Property is (or previously has been) acquired, or is about to be acquired, by any governmental agency by the powers of eminent domain or transfer in lieu thereof (or in the event that at such time there is any notice of any such acquisition or intent to acquire by any such governmental agency), Purchaser shall have the right, at Purchaser's option, to give a Termination Notice to Seller's Representative for the Property for which there was such a condemnation.  If Seller's Representative receives a Termination Notice, Seller's Representative may, within 3 Business Days after receiving the Termination Notice, give Purchaser a Reinstatement Notice that Purchaser either must purchase all of the Properties or terminate this Contract for all of the Properties.  Purchaser shall, within 3 Business Days after receiving a Reinstatement Notice, give Seller's Representative written notice of whether it desires to purchase all of the Properties or terminate this Contract in its entirety; Purchaser's failure to provide Seller's Representative with written notice that it desires to terminate this Contract in its entirety shall be deemed Purchaser's decision to purchase all of the Properties.  If this Contract is not terminated, this transaction shall be closed in accordance with the terms of this Contract for the full Purchase Price for the affected Property and Purchaser shall receive the full benefit of any condemnation award.  It is expressly agreed between the parties hereto that this section shall in no way apply to customary dedications for public purposes which may be necessary for the development of a Property.  If this Contract is terminated in whole or in part from such condemnation, Purchaser shall recover the Applicable Share of the Deposit for the terminated Properties (except for the Applicable Share of the Non-Refundable Initial Deposit Component) (subject to Purchaser's obligation under Section 3.5.2 to return all Third Party Reports and information and Materials provided to Purchaser as a pre-condition to a return of the Materials Deposit).

ARTICLE XIII
MISCELLANEOUS

13.1

Binding Effect of Contract.  This Contract shall not be binding on any party until executed by both Purchaser and all Sellers.  As provided in Section 2.3.5 and Section 9.3 above, neither the Escrow Agent's nor the Broker's execution of this Contract shall be a prerequisite to its effectiveness.

13.2

Exhibits And Schedules.  All Exhibits and Schedules, whether or not annexed hereto, are a part of this Contract for all purposes.

13.3

Assignability.  This Contract is not assignable by Purchaser without first obtaining the prior written approval of the Seller's Representative, except that Purchaser may assign this Contract to one or more entities so long as (a) Purchaser is an affiliate of the purchasing entity(ies), (b) Purchaser is not released from its liability hereunder, and (c) Purchaser provides written notice to Seller's Representative of any proposed assignment no later than 10 days prior to the Closing Date.  As used herein, an affiliate is a person or entity controlled by, under common control with, or controlling another person or entity.

13.4

Binding Effect.  Subject to Section 13.3, this Contract shall be binding upon and inure to the benefit of Sellers and Purchaser, and their respective successors, heirs and permitted assigns.

13.5

Captions.  The captions, headings, and arrangements used in this Contract are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

13.6

Number And Gender Of Words.  Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

13.7

Notices.  All notices, demands, requests and other communications required or permitted hereunder shall be in writing, and shall be (a) personally delivered with a written receipt of delivery; (b) sent by a nationally recognized overnight delivery service requiring a written acknowledgement of receipt or providing a certification of delivery or attempted delivery; (c) sent by certified mail, return receipt requested; or (d) sent by confirmed facsimile transmission with an original copy thereof transmitted to the recipient by one of the means described in subsections (a) through (c) no later than 3 Business Days thereafter.  All notices shall be deemed effective when actually delivered as documented in a delivery receipt; provided, however, that if the notice was sent by overnight courier or mail as aforesaid and is affirmatively refused or cannot be delivered during customary business hours by reason of the absence of a signatory to acknowledge receipt, or by reason of a change of address with respect to which the addressor did not have either knowledge or written notice delivered in accordance with this paragraph, then the first attempted delivery shall be deemed to constitute delivery.  Each party shall be entitled to change its address for notices from time to time by delivering to the other party notice thereof in the manner herein provided for the delivery of notices.  All notices shall be sent to the addressee at its address set forth following its name below:

To Purchaser:

Northview Realty Group, Inc.

Attention:  Doug Reim

550 Sherbrooke, Suite 1480

Montreal, QC
Canada H3A 1B9

514-904-0124 phone

514-987-9500 fax

And a copy to:

Brick Gentry P.C.

Attention:  Amy Beattie

6701 Westown Parkway, Suite 100

West Des Moines, IA 50266

515-274-1450 direct

515-274-1488 fax

To any Seller or Seller's Representative:

c/o AIMCO

4582 South Ulster Street Parkway

Suite 1100

Denver, Colorado  80237

Attention:  Kris Vercauteren and Mark Reoch

Telephone:  (303) 691-4337

Facsimile:  (303) 300-3261

And:

c/o AIMCO

4582 South Ulster Street Parkway

Suite 1100

Denver, Colorado  80237

Attention:  Mr. Harry Alcock

Telephone:  303-691-4344

Facsimile:  303-300-3282

with copy to:

John Spiegleman, Esq.

Senior Vice President

AIMCO

4582 South Ulster Street Parkway

Suite 1100

Denver, Colorado  80237

Telephone: 303-691-4303

Facsimile:  303-300-3260

and a copy to:

Brownstein Hyatt Farber Schreck, P.C.

410 17th Street, Suite 2200

Denver, Colorado  80202

Attention:  Joshua J. Widoff, Esq. and Catherine C. Gale, Esq.

Telephone: 303-223-1100

Facsimile:  303-223-1111

Any notice required hereunder to be delivered to the Escrow Agent shall be delivered in accordance with above provisions as follows:

Stewart Title Guaranty Company

1980 Post Oak Boulevard, Suite 610

Houston, Texas  77056

Attention:  Wendy Howell, National Commercial Closing Specialist

Telephone:  800-729-1906

Unless specifically required to be delivered to the Escrow Agent pursuant to the terms of this Contract, no notice hereunder must be delivered to the Escrow Agent in order to be effective so long as it is delivered to the other party in accordance with the above provisions.

13.8

Governing Law And Venue.  The laws of the State of South Carolina shall govern the validity, construction, enforcement, and interpretation of this Contract, unless otherwise specified herein except for the conflict of laws provisions thereof, except to the extent the law of a state or commonwealth in which a Property is situated is required to govern matters concerning the transfer, titling or ownership of real property in such state or commonwealth.  Subject to Section 13.25, all claims, disputes and other matters in question arising out of or relating to this Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in Greenville County, South Carolina, and the parties hereto expressly consent to the venue and jurisdiction of such court.

13.9

Entire Agreement.  This Contract embodies the entire Contract between the parties hereto concerning the subject matter hereof and supersedes all prior conversations, proposals, negotiations, understandings and agreements, whether written or oral.

13.10

Amendments.  This Contract shall not be amended, altered, changed, modified, supplemented or rescinded in any manner except by a written contract executed by all of the parties; provided, however, that, (a) as provided in Section 2.3.5 above, the signature of the Escrow Agent shall not be required as to any amendment of this Contract other than an amendment of Section 2.3, and (b) as provided in Section 9.3 above, the signature of the Broker shall not be required as to any amendment of this Contract.

13.11

Severability.  If any part of this Contract shall be held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be reformed, and enforced to the maximum extent permitted by law.  If such provision cannot be reformed, it shall be severed from this Contract and the remaining portions of this Contract shall be valid and enforceable.

13.12

Multiple Counterparts/Facsimile Signatures.  This Contract may be executed in a number of identical counterparts.  This Contract may be executed by facsimile signatures which shall be binding on the parties hereto, with original signatures to be delivered as soon as reasonably practical thereafter.

13.13

Construction.  No provision of this Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Contract; both parties, being represented by counsel, having fully participated in the negotiation of this instrument.

13.14

Confidentiality.  Purchaser shall not disclose the terms and conditions contained in this Contract and shall keep the same confidential, provided that Purchaser may disclose the terms and conditions of this Contract (a) as required by law, (b) to consummate the terms of this Contract, or any financing relating thereto, or (c) to Purchaser's or Sellers' lenders, attorneys and accountants.  Any information and Materials provided by Sellers to Purchaser hereunder are confidential and Purchaser shall be prohibited from making such information public to any other person or entity other than its agents and legal representatives, without the prior written authorization of Seller's Representative, which may be granted or denied in the sole discretion of Seller's Representative.  Notwithstanding the provisions of Section 13.9, Purchaser agrees that the covenants, restrictions and agreements of Purchaser contained in any confidentiality agreement executed by Purchaser prior to the Effective Date shall survive the execution of this Contract and shall not be superseded hereby.

13.15

Time Of The Essence.  It is expressly agreed by the parties hereto that time is of the essence with respect to this Contract.

13.16

Waiver.  No delay or omission to exercise any right or power accruing upon any default, omission, or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.  No waiver, amendment, release, or modification of this Contract shall be established by conduct, custom, or course of dealing and all waivers must be in writing and signed by the waiving party.

13.17

Attorneys Fees.  In the event either party hereto commences litigation or arbitration against the other to enforce its rights hereunder, the prevailing party in such litigation shall be entitled to recover from the other party its reasonable attorneys' fees and expenses incidental to such litigation and arbitration, including the cost of in-house counsel and any appeals.

13.18

Time Periods.  Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period.

13.19

1031 Exchange.  Sellers and Purchaser acknowledge and agree that the purchase and sale of each Property may be part of a tax-free exchange under Section 1031 of the Code for either Purchaser or a Seller.  Each party hereby agrees to take all reasonable steps on or before the Closing Date to facilitate such exchange if requested by the other party, provided that (a) no party making such accommodation shall be required to acquire any substitute property, (b) such exchange shall not affect the representations, warranties, liabilities and obligations of the parties to each other under this Contract, (c) no party making such accommodation shall incur any additional cost, expense or liability in connection with such exchange (other than expenses of reviewing and executing documents required in connection with such exchange), and (d) no dates in this Contract will be extended as a result thereof.  Notwithstanding anything to the contrary contained in the foregoing, if a Seller so elects to close the transfer of a Property as an exchange, then (i) such Seller, at its sole option, may delegate its obligations to transfer a Property under this Contract, and may assign its rights to receive the Purchase Price from Purchaser, to a deferred exchange intermediary (an "Intermediary") or to an exchange accommodation titleholder, as the case may be; (ii) such delegation and assignment shall in no way reduce, modify or otherwise affect the obligations of such Seller pursuant to this Contract; (iii) such Seller shall remain fully liable for its obligations under this Contract as if such delegation and assignment shall not have taken place; (iv) Intermediary or exchange accommodation titleholder, as the case may be, shall have no liability to Purchaser; and (v) the closing of the transfer of the Property to Purchaser shall be undertaken by direct deed from such Seller (or, if applicable, from other affiliates of such Seller whom such Seller will cause to execute such deeds) to Purchaser or to exchange accommodation titleholder, as the case may be. Notwithstanding anything to the contrary contained in the foregoing, if Purchaser so elects to close the acquisition of a Property as an exchange, then (i) Purchaser, at its sole option, may delegate its obligations to acquire such Property under this Contract, and may assign its rights to receive the Property from such Seller, to an Intermediary or to an exchange accommodation titleholder, as the case may be; (ii) such delegation and assignment shall in no way reduce, modify or otherwise affect the obligations of Purchaser pursuant to this Contract; (iii) Purchaser shall remain fully liable for its obligations under this Contract as if such delegation and assignment shall not have taken place; (iv) Intermediary or exchange accommodation titleholder, as the case may be, shall have no liability to such Seller; and (v) the closing of the acquisition of such Property by Purchaser or the exchange accommodation titleholder, as the case may be, shall be undertaken by direct deed from the applicable Seller (or, if applicable, from other affiliates of such Seller whom such Seller will cause to execute such deeds) to Purchaser (or to exchange accommodation titleholder, as the case may be).  Notwithstanding anything in this Section 13.19 to the contrary, any Seller shall have the right to extend the Closing Date (as previously extended pursuant to Section 5.1) for up to 30 days in order to facilitate a tax-free exchange pursuant to this Section 13.19, and to obtain all documentation in connection therewith.

13.20

No Personal Liability of Officers, Trustees or Directors of Seller's Partners.  Purchaser agrees that none of any Seller's Indemnified Parties shall have any personal liability under this Contract or any document executed in connection with the transactions contemplated by this Contract.

13.21

No Exclusive Negotiations.  Sellers shall have the right, at all times prior to the expiration of the Feasibility Period, to solicit backup offers and enter into discussions, negotiations, or any other communications concerning or related to the sale of any Property with any third-party; provided, however, that such communications are subject to the terms of this Contract, and that Sellers shall not enter into any contract with a third-party for the sale of any Property unless such contract is contingent on the termination of this Contract without the Property having been conveyed to Purchaser.

13.22

ADA Disclosure.  Purchaser acknowledges that the Properties may be subject to the federal Americans With Disabilities Act (the "ADA") and the federal Fair Housing Act (the "FHA").  The ADA requires, among other matters, that tenants and/or owners of "public accommodations" remove barriers in order to make a property accessible to disabled persons and provide auxiliary aids and services for hearing, vision or speech impaired persons.  Sellers make no warranty, representation or guarantee of any type or kind with respect to any Property's compliance with the ADA or the FHA (or any similar state or local law), and Sellers expressly disclaim any such representation.

13.23

No Recording.  Purchaser shall not cause or allow this Contract or any contract or other document related hereto, nor any memorandum or other evidence hereof, to be recorded or become a public record without the prior written consent of Seller's Representative, which consent may be withheld in the sole discretion of Seller's Representative.  If the Purchaser records this Contract or any other memorandum or evidence thereof, Purchaser shall be in default of its obligations under this Contract.  Purchaser hereby appoints the Seller's Representative as Purchaser's attorney-in-fact to prepare and record any documents necessary to effect the nullification and release of the contract or other memorandum or evidence thereof from the public records.  This appointment shall be coupled with an interest and irrevocable.

13.24

Relationship of Parties.  Purchaser and Sellers acknowledge and agree that the relationship established between the parties pursuant to this Contract is only that of a seller and a purchaser of property.  Neither Purchaser nor Sellers is, nor shall either hold itself out to be, the agent, employee, joint venturer or partner of the other party.

13.25

Dispute Resolution.  Any controversy, dispute, or claim of any nature arising out of, in connection with, or in relation to the interpretation, performance, enforcement or breach of this Contract (and any closing document executed in connection herewith), including any claim based on contract, tort or statute, shall be resolved at the written request of any party to this Contract by binding arbitration.  The arbitration shall be administered in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association.  Any matter to be settled by arbitration shall be submitted to the American Arbitration Association in Denver, Colorado.  The parties shall attempt to designate one arbitrator from the American Arbitration Association.  If they are unable to do so within 30 days after written demand therefor, then the American Arbitration Association shall designate an arbitrator.  The arbitration shall be final and binding, and enforceable in any court of competent jurisdiction.  The arbitrator shall award attorneys' fees (including those of in-house counsel) and costs to the prevailing party and charge the cost of arbitration to the party which is not the prevailing party.  Notwithstanding anything herein to the contrary, this Section 13.25 shall not prevent Purchaser or Sellers from seeking and obtaining equitable relief on a temporary or permanent basis, including, without limitation, a temporary restraining order, a preliminary or permanent injunction or similar equitable relief, from a court of competent jurisdiction located in the state in which the Property is located (to which all parties hereto consent to venue and jurisdiction) by instituting a legal action or other court proceeding in order to protect or enforce the rights of such party under this Contract or to prevent irreparable harm and injury.  The court's jurisdiction over any such equitable matter, however, shall be expressly limited only to the temporary, preliminary, or permanent equitable relief sought; all other claims initiated under this Contract between the parties hereto shall be determined through final and binding arbitration in accordance with this Section 13.25.

13.26

AIMCO Marks.  Purchaser agrees that Sellers, the Property Manager or AIMCO, or their respective affiliates, are the sole owners of all right, title and interest in and to the AIMCO Marks (or have the right to use such AIMCO Marks pursuant to license agreements with third parties) and that no right, title or interest in or to the AIMCO Marks is granted, transferred, assigned or conveyed as a result of this Contract.  Purchaser further agrees that Purchaser will not use the AIMCO Marks for any purpose.

13.27

Non-Solicitation of Employees.  Purchaser acknowledges and agrees that, without the express written consent of Seller's Representative, neither Purchaser nor any of Purchaser's employees, affiliates or agents shall solicit any of Seller's employees or any employees located at any Property (or any of any Seller's affiliates' employees located at any property owned by such affiliates) for potential employment.

13.28

Survival.  Except for (a) all of the provisions of this Article 13 (other than Section 13.19 and 13.21), and (b) any provision of this Contract which expressly states that it shall so survive, and (c) any payment obligation of Purchaser under this Contract (the foregoing (a), (b) and (c) referred to herein as the "Survival Provisions"), none of the terms and provisions of this Contract shall survive the termination of this Contract, and, if the Contract is not so terminated, all of the terms and provisions of this Contract (other than the Survival Provisions) shall be merged into the Closing documents and shall not survive Closing.

13.29

Multiple Purchasers.  As used in this Contract, the term "Purchaser" means all entities acquiring any interest in any Properties at the Closing, including, without limitation, any assignee(s) of the original Purchaser pursuant to Section 13.3 of this Contract.  In the event that "Purchaser" has any obligations or makes any covenants, representations or warranties under this Contract, the same shall be made jointly and severally by all entities being a Purchaser hereunder.  In the event that a Seller receives notice from any entity being a Purchaser hereunder, the same shall be deemed to constitute notice from all entities being a Purchaser hereunder.  In the event that any entity being a Purchaser hereunder takes any action, breaches any obligation or otherwise acts pursuant to the terms of this Contract, the same shall be deemed to be the action of the other entity(ies) being a Purchaser hereunder and the action of "Purchaser" under this Contract.  In the event that a Seller or Seller's Representative is required to give notice or take action with respect to Purchaser under this Contract, notice to any entity being a Purchaser hereunder or action with respect to any entity being a Purchaser hereunder shall be a notice or action to all entities being a Purchaser hereunder.  In the event that any entity being a Purchaser hereunder desires to bring an action or arbitration against a Seller, such action must be joined by all entities being a Purchaser hereunder in order to be effective.  In the event that there is any agreement by a Seller to pay any amount pursuant to this Contract to Purchaser under any circumstance, that amount shall be deemed the maximum aggregate amount to be paid to all parties being a Purchaser hereunder and not an amount that can be paid to each party being a Purchaser hereunder.  In the event that a Seller is required to return the Initial Deposit, Additional Deposit or other amount to Purchaser, such Seller shall return the same to any entity being a Purchaser hereunder and, upon such return, shall have no further liability to any other entity being a Purchaser hereunder for such amount.  The foregoing provisions also shall apply to any documents, including, without limitation, the General Assignment and Assumption and the Assignment and Assumption of Leases and Security Deposits, executed in connection with this Contract and the transaction(s) contemplated hereby.

13.30

Sellers' Several Obligations.  Purchaser agrees that, notwithstanding any other provision of this Contract to the contrary, the representations, warranties, obligations, and covenants of each Seller are individual and several, and not joint and several, and that each Seller is responsible and liable only for its own Property and its own representations, warranties, obligations, and covenants.  Purchaser agrees that it shall look solely to the applicable Seller for any amount due hereunder or, obligation owed hereunder, and further waives any and all claims against any other party or Property for payment or performance of the same, including, without limitation, any other Seller or AIMCO, or any partner, member, manager, shareholder, director, officer, employee, affiliate, representative or agent of any Seller or AIMCO.

13.31

Obligation to Close on all Properties.  Except as expressly set forth in this Contract, Purchaser's obligation to purchase the Properties is not severable and Purchaser must purchase all of the Properties.  Similarly, except as expressly stated this Contract, Sellers' obligations to sell the Properties are not severable and Sellers must sell all of the Properties to Purchaser.

ARTICLE XIV
LEAD–BASED PAINT DISCLOSURE

14.1

Disclosure.  Sellers and Purchaser hereby acknowledge delivery of the Lead Based Paint Disclosure attached as Exhibit H hereto.  The provisions of this Section 14.1 shall survive the Closing and delivery of the Deeds to Purchaser.

14.2

Consent Agreement – Pre-1978 Certified.  The provisions of this Section 14.3 apply to those Properties identified on the Seller Information Schedule as "Pre-1978-Certified."  Testing has been performed at each Property identified as "Pre-1978, Certified" with respect to lead-based paint.  The "LPB Consultant" identified on the Seller Information Schedule prepared the Report with respect to the Property identified therein.  A copy of each report will be provided to Purchaser with the Materials.  Each Report certifies the respective Property as lead based paint free.  By execution hereof, Purchaser acknowledges receipt of a copy of the Reports, the Lead-Based Paint Disclosure Statement attached hereto as Exhibit H, and acknowledges receipt of the Consent Agreement.  Because the applicable Property has been certified as lead based paint free, the applicable Seller is not required under the Consent Agreement to remediate or abate any lead-based paint condition at its Property prior to the Closing.  Purchaser acknowledges and agrees that (1) after Closing, Purchaser and the applicable Property shall be subject to the Consent Agreement and the provisions contained herein related thereto and (2) Purchaser shall not be deemed to be a third party beneficiary to the Consent Agreement.  The provisions of this Section 14.3 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser.

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NOW, THEREFORE, the parties hereto have executed this Contract as of the date first set forth above.

Seller:

ESSEX PARK

AND WILLOWICK

SHELTER PROPERTIES III LIMITED PARTNERSHIP,
a South Carolina limited partnership

By:

SHELTER REALTY III CORPORATION

                                                                                                                By: /s/Kristian D. Vercauteren

                                                                                                                       Kristian D. Vercauteren

                                                                                                                        Vice President

HUNT CLUB                                                                    SPARTANBURG-OXFORD LIMITED PARTNERSHIP,

                                                                                            a Maryland limited partnership

                                                                                            By: AIMCO/SPARTANBURG, LLC,

                                                                                                    a Delaware limited liability company,

                                                                                                    its managing general partner

                                                                                            By: AIMCO PROPERTIES, LP,

                                                                                                    a Delaware limited partnership,

                                                                                                    its member

                                                                                            By: AIMCO-GP, INC.,

                                                                                                   a Delaware corporation,

                                                                                                    its general partner

                                                                                            By: /s/Kristian D. Vercauteren

                                                                                                   Kristian D. Vercauteren

                                                                                                   Vice President

LAKESIDE

DAVIDSON INCOME REAL ESTATE, L.P.,
a Delaware limited partnership

By:

DAVIDSON DIVERSIFIED PROPERTIES, INC.,
a Tennessee corporation,
its managing general partner

                                                                                                                 By: /s/Kristian D. Vercauteren

                                                                                                                       Kristian D. Vercauteren

                                                                                                                        Vice President

LAKEWOOD AT PELHAM

PELHAM PLACE, L.P.,
a South Carolina limited partnership

By:

PELHAM PLACE GP LIMITED PARTNERSHIP,
a South Carolina limited partnership,
its general partner

By: GP SERVICES IC, INC.,

      a South Carolina corporation,

      its general partner

                                                                                                                By: /s/Kristian D. Vercauteren

                                                                                                                       Kristian D. Vercauteren

                                                                                                                        Vice President

NORTH SLOPE

GREENVILLE-OXFORD ASSOCIATES LIMITED PARTNERSHIP,
a Maryland limited partnership

By:

AIMCO/GREENVILLE, L.L.C.,

a Delaware limited liability company,

its managing general partner

By:    AIMCO PROPERTIES, LP.,

a Delaware limited partnership,

its member

By:

AIMCO-GP, INC.,

                                                                                                            a Delaware corporation,

                                                                                                            its general partner

                                                                                                                                By:           /s/Kristian D. Vercauteren

                                                                                                                                                 Kristian D. Vercauteren

                                                                                                                                                Vice President

PLUM CREEK

WINDRIDGE-OXFORD ASSOCIATES LIMITED PARTNERSHIP,
a Maryland limited partnership

By:    FISHWIND CORPORATION,

        a Maryland corporation,

        its managing general partner

                                                                                                By:     /s/Kristian D. Vercauteren

                                                                                                          Kristian D. Vercauteren

                                                                                                          Vice President

QUAIL HOLLOW

SHELTER PROPERTIES I LIMITED PARTNERSHIP,
a South Carolina limited partnership

By: SHELTER REALTY CORPORATION,

                                                                                a South Carolina corporation,

                                                                                its corporate general partner

                                                                                                By:     /s/Kristian D. Vercauteren

                                                                                                           Kristian D. Vercauteren

                                                                                                           Vice President

RIVERWINDS AT ST. ANDREWS

LONG CREEK-OXFORD ASSOCIATES LIMITED PARTNERSHIP,
a Maryland limited partnership

By:

OAMCO XV, L.L.C.,

                                                                                     a Delaware limited liability company,

                                                                                    its managing general partner

                                                                        By:     OXFORD REALTY FINANCIAL GROUP, INC.,

                                                                                    a Maryland corporation,

                                                                                    its manager

                                                                                                By:         /s/Kristian D. Vercauteren

                                                                                                               Kristian D. Vercauteren

                                                                                                               Vice President

RUNAWAY BAY

MONROE-OXFORD ASSOCIATES LIMITED PARTNERSHIP,
a Maryland limited partnership

By:

MONROE CORPORATION,

                                                                                                                a Maryland corporation,

                                                                                                                its managing general partner

                                                                                               By:             /s/Kristian D. Vercauteren

                                                                                                                  Kristian D. Vercauteren

                                                                                                                  Vice President

WEST WINDS

TREESLOPE APARTMENTS, A LIMITED PARTNERSHIP,
a South Carolina limited partnership

By:

THE NATIONAL HOUSING PARTNERSHIP,
a District of Columbia limited partnership,
its general partner

By:

NATIONAL CORPORATION FOR HOUSING PARTNERSHIPS,
a District of Columbia corporation,
its general partner

                                                                                                                By:         /s/Kristian D. Vercauteren

                                                                                                                               Kristian D. Vercauteren

                                                                                                                                Vice President

PURCHASER:

NORTHVIEW REALTY GROUP, INC.,

a Canadian corporation

By:/s/Doug Rein

Name: Doug Rein

Title: President

Purchaser's Tax Identification Number/Social Security Number: